UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Granite Point Mortgage Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

GRANITE POINT
MORTGAGE TRUST

# Notice of Annual Meeting and 2026 Proxy Statement

Dear Fellow Stockholders,
On behalf of the Board of Directors of Granite Point Mortgage Trust Inc., it is my pleasure to invite you to our 2026 Annual Meeting of Stockholders, which will be conducted virtually via live webcast, on Thursday, June 4, 2026, at 10:00 a.m. Eastern Time. We believe that hosting our annual meeting virtually will make the meeting more accessible for all our stockholders.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting and details regarding access to the webcast. It is important that your shares of common stock be represented at our Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the virtual meeting. Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you receive for our Annual Meeting, or, if you have elected to receive a paper or email copy of the proxy materials, by completing, signing and returning the proxy card that is provided.
We hope you are able to attend our virtual 2026 Annual Meeting. We appreciate your continued support and the confidence demonstrated by your investment in Granite Point.
Sincerely, John A. Taylor President, Chief Executive Officer and Director April 20, 2026

NOTICE OF ANNUAL MEETING
MEETING LOGISTICS
When:	Thursday, June 4, 2026 10:00 a.m. Eastern Time
Where:	You can attend the meeting by logging into virtualshareholdermeeting.com/GPMT2026 and following the instructions provided on your Notice of Availability.
Who:	You may vote at the Annual Meeting if you were a holder of our common stock as of the close of business on April 6, 2026.
Voting:
You are encouraged to vote in one of the following ways prior to the meeting.
Stockholders of Record
By Internet	Please access the website www.proxyvote.com and follow the instructions provided on the Notice of Availability or proxy card.
By Telephone	Please call the number and follow the instructions provided on the Notice of Availability or proxy card.
By Mail	Please complete, sign and date your proxy card and return it in the reply envelope included with the paper proxy materials.
Beneficial Owners
If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2026:
Our 2026 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.proxyvote.com

VOTING ITEMS
Proposals		Board’s Voting Recommendation
	To elect as directors the seven nominees named in the accompanying proxy statement	FOR
	To approve on an advisory basis the compensation of our named executive officers	FOR
	To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2026	FOR
We will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
On or about April 20, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials, which contains information regarding how to access our proxy materials and vote, to stockholders unless they have directed us to provide the materials in a different manner. Certain stockholders will continue to receive a printed set of proxy materials, including our Proxy Statement, Annual Report on Form 10-K and proxy card or voting instructions. Our Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/GPMT2026. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials to vote or ask a question at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS,
Michael J. Karber
Vice President, General Counsel and Secretary
April 20, 2026

2026 PROXY STATEMENT / 1

Proxy Summary

This summary does not contain all the information you should consider before voting. Please read the entire proxy statement carefully.
About Our Company
Granite Point Mortgage Trust Inc. (NYSE: GPMT), or the Company, is an internally managed real-estate finance company that focuses primarily on directly originating, investing in and managing senior floating-rate commercial mortgage loans and other debt and debt-like investments in commercial real estate. We operate as a real estate investment trust, or REIT, as defined under the Internal Revenue Code.
We spun off from Two Harbors Investment Corp. with our initial public offering in 2017. Initially, we were externally managed by Pine River Capital Management L.P., our Former Manager. We entered into a definitive agreement with our Former Manager on October 10, 2020, pursuant to which we internalized our management on December 31, 2020. We have been operating as an internally managed company since 2021.
We are a long-term, fundamental value-oriented investor. We construct our investment portfolio on a loan-by-loan basis, emphasizing rigorous credit underwriting, selectivity and diversification, and we assess each investment from a fundamental value perspective relative to other opportunities available in the market.
Meeting Information

DATE & TIME:
Thursday, June 4, 2026
10:00 a.m. Eastern Time
VIRTUAL MEETING:
This year’s meeting will be held virtually at virtualshareholdermeeting.com/GPMT2026
RECORD DATE:
Holders of common stock at the close of business on April 6, 2026, are eligible to vote

MEETING AGENDA:
1.
To elect as directors the seven nominees named in this proxy statement

2.
To approve on an advisory basis the compensation of our named executive officers

3.
To ratify the appointment of Ernst & Young LLP to serve as our independent auditor for our fiscal year ending December 31, 2026

4.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof

VOTING RECOMMENDATION:
The Board of Directors, or the Board, recommends voting FOR all three proposals

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NOMINEE SNAPSHOT
Nominee	Age	Director Since	Independent	Primary Occupation	Committees
					Audit	Comp	N&CG
Stephen G. Kasnet Chair of the Board	80	2017		Former President and Chief Executive Officer, Harbor Global Company, Ltd.	C
John (“Jack”) A. Taylor	70	2017	CEO	President and Chief Executive Officer, Granite Point Mortgage Trust Inc.
Tanuja M. Dehne	54	2017		Managing Director, DSG Global		M	C
Patrick G. Halter	66	2025		Former Chief Executive Officer and President, Principal Asset Management		M
Sheila K. McGrath	61	2023		Former Senior Managing Director, Evercore	M		M
Lazar Nikolic	46	2025		Founder and Managing Member, JPL Advisors LLC			M
Hope B. Woodhouse	69	2017		Former Chief Operating Officer, Bridgewater Associates, LP	M	C
Number of Meetings in 2025		Full Board: 10			7	9	5
Comp = Compensation   N&CG = Nominating & Corporate Governance   C = Chair   M = Member
2026 PROXY STATEMENT / 3

Corporate Governance Highlights
Independent Chair	Independent committees	Majority voting
Our Chief Executive Officer focuses on managing our Company while our independent Board Chair drives accountability at the Board level	All our Board committees are composed entirely of independent directors	We have a majority standard for uncontested elections of directors and a resignation policy for directors who do not receive a majority of the votes cast
Annually elected board	Board assessments	Executive sessions
We do not have a classified board – each of our directors is elected annually for a one-year term	A rigorous self-assessment process helps our Board evaluate its performance and identify any potential gaps in director expertise or matters overseen	Our independent directors hold regular executive sessions, with the independent Board Chair presiding
Director education	Stock ownership guidelines	Director commitments
Our Director Education Policy empowers our directors to be well versed in principles of corporate governance and other critical subject matters	Each independent director is expected to accumulate equity interests in an amount equal to three times the director’s annual cash retainer	A director may not serve on more than three other boards of public companies in addition to our Board, and a director who is a CEO may not serve on more than one other board
Board composition	Succession planning	Investor outreach
We take reasonable steps to assemble a pool of nominees with a variety of backgrounds and experiences when conducting searches for new directors, and our Board reflects a range of tenures	With the leadership of the Nominating and Corporate Governance Committee, our Board prepares for both planned and unplanned transitions of executive officers	At least annually, we invite our largest institutional investors to have a conversation with directors and members of management on executive compensation and corporate governance topics
No hedging or pledging	Single class of common stock	No political contributions
We prohibit short sales, transactions in derivatives, hedging and pledging of our securities by directors, executive officers and employees	Each share of our common stock has one vote	In accordance with our Code of Business Conduct and Ethics, our Company will not contribute to political candidates, parties or campaigns
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Executive Compensation Overview
Investor Feedback and Corresponding Changes
At our 2025 annual meeting of stockholder, our executive compensation program proposal received support from approximately 69% of the votes cast. This level of approval was significantly below our typical “Say on Pay” results, and our Compensation Committee resolved to understand investor sentiment underlying the relatively poor result and strengthen support for our compensation program going forward.
The Chair of our Compensation Committee, Hope Woodhouse, joined members of management in an extensive investor outreach effort during 2025, which is summarized below and described in detail in “Compensation Discussion and Analysis” starting on page 35.
2025 Investor Outreach Regarding Executive Compensation
• We reached out to our top institutional investors to discuss executive compensation twice in 2025:
◦ We invited our 20 largest institutional investors to meet with us in spring 2025
◦ We expanded our outreach in fall 2025 to invite our 30 largest institutional investors to meet
• We held a total of six investor engagement calls regarding executive compensation matters in 2025
• We also spoke to ISS and Glass Lewis
• The Chair of our Compensation Committee participated in all investor and proxy advisor meetings
The primary points of investor feedback were as follows:
•
Concern that the supplemental RSUs granted in June 2024 elevated pay while eroding pay for performance

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Questions as to whether the long-term incentive metrics were appropriately aligned with long-term shareholder returns, and concerns about the overlap between long- and short-term program incentives

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Concern that the companies in our peer group are larger than our Company

Our Compensation Committee considered the investor feedback and closely examined our executive compensation program in its entirety before implementing the key changes summarized below. These changes are described more fully in “Compensation Discussion and Analysis” starting on page 35.
COMPENSATION PROGRAM ISSUE	KEY COMPENSATION PROGRAM CHANGES
Supplemental equity awards	Our Compensation Committee has committed to not granting off-cycle, time-based equity awards in the future
Overlapping incentive metrics	The performance-based equity granted in March 2026 will vest based on relative TSR performance (50%) and absolute share price attainment (50%)
Stockholder dilution	The size of the equity awards granted to the executives in March 2026 decreased significantly compared to the prior year
Peer group	We clarified that our Compensation Committee considers pay data from the peer group on a size-adjusted basis
Strategic plan alignment	The strategic metrics used in the annual incentive plan for 2026 have been revised to include components focused specifically on short-term objectives
2026 PROXY STATEMENT / 5

SUMMARY OF 2025 EXECUTIVE COMPENSATION PROGRAM
Executive Compensation Components Awarded in 2025
Cash	Base Salary	• Intended to provide market-competitive fixed income • Only element of total direct compensation not at performance risk
Annual Incentive Plan (AIP)
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Target amount is 100% of base salary for CEO and 75% of base salary for each of the other NEOs

•
Performance period: 2025

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Pays out at 0% – 200% of target amount

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Performance metrics:

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50% financial measures – “Run-Rate” ROAE (return on average equity) and Change in Book Value per Share, weighted evenly

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50% strategic objectives fundamental to the business

Equity	Performance Stock Units (PSUs)
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50% of equity award value delivered as PSUs

•
Performance period: 2025–2027

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Vests at 0% – 200% of target number of units

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Performance metrics:

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25% Absolute “Run-Rate” ROAE

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25% Relative “Run-Rate” ROAE

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25% Absolute Change in Book Value per Share

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25% Relative Change in Book Value per Share

	Restricted Stock Units (RSUs)	• 50% of equity award value delivered as RSUs • Three-year ratable vesting
2025 Target Total Direct Compensation

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Proposal 1: Election of Directors
Proposal 1: Election of Directors

Pursuant to our Amended and Restated Bylaws, or Bylaws, each of our directors is elected by stockholders each year at our annual meeting to serve terms expiring at the next annual meeting and until his or her successor is duly elected and qualified. Our Bylaws provide that our Board may be comprised of no fewer than the number of directors required by the Maryland General Corporation Law and no more than 15, with the precise number to be set by our Board.
Our Board currently has seven members, each of whom was elected by stockholders at the annual meeting held in June 2025 and has been nominated by the Board for election at the annual meeting of stockholders to be held on June 4, 2026, or the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Key Skills and Qualifications
We have highly qualified director nominees who reflect a broad and diverse mix of business backgrounds, skills and experience. We believe that each of our director nominees possesses high standards of ethics, integrity and professionalism, sound judgment and a commitment to representing the long-term interests of our stockholders.
It is particularly important that the following skills and qualifications are represented on our Board so that it can oversee our Company effectively:
Key Skill or Qualification	Number of Nominees	Connection to Granite Point’s Strategy
Real Estate or REIT	7	Directors with extensive knowledge of, and/or experience in, the real estate sector and/or REITs have the knowledge needed to set and oversee our strategy
Strategic Opportunities or Balance Sheet Management	7	Directors with experience overseeing corporate strategy (including M&A and capital markets transactions) and/or balance sheet management (including funding and capital allocation strategies) help evaluate value-creating opportunities for our Company and our stockholders
Finance or Accounting	7	Directors with strong financial literacy and experience reviewing financial reporting and internal controls enhance our Board’s ability to oversee our strategy and drive accurate and transparent reporting to our stockholders
Credit or Principal Investing	6	Directors with experience in credit investing and/or principal investing provide valuable perspectives that inform our strategy and long-term, fundamental, value-driven investment philosophy
Operations and Management	5	Directors with operations and management experience help guide our Company through various economic, credit and interest rate cycles and enhance our Board’s ability to develop and oversee our internal operations and business strategy
Public Board or Governance Experience	5	Directors with significant experience serving on public company boards or on organizations with a governance focus help promote a culture of accountability and transparency on our Board, in addition to instituting corporate governance policies that protect stockholder interests
		(continued)
2026 PROXY STATEMENT / 7

Proposal 1: Election of Directors
Key Skill or Qualification	Number of Nominees	Connection to Granite Point’s Strategy
Investor Perspective	5	Directors with experience understanding the investor perspective and/or maintaining deep institutional relationships enhance our investor communications and outreach practices as a publicly traded company
Nominee Skills and Qualifications Matrix
The following matrix portrays the foregoing key skills and qualifications of the seven director nominees standing for election to our Board at the Annual Meeting. Our directors have had varied experiences, and for each of them the matrix below indicates the skills and qualifications that are most salient to his or her service on our Board.
	Kasnet	Taylor	Dehne	Halter	McGrath	Nikolic	Woodhouse
Real Estate or REIT
Strategic Opportunities or Balance Sheet Management
Finance or Accounting
Credit or Principal Investing
Operations and Management
Public Board or Governance Experience
Investor Perspective
Please read the nominee biographies that follow for more detailed information regarding the specific experience, qualifications, attributes and skills of each director nominee that led our Board to conclude that he or she should be nominated to serve on our Board.
8 / gpmtreit.com/investors

Proposal 1: Election of Directors
Chair of the Board and Independent Director Committee(s): Audit (Chair)	STEPHEN G. KASNET
	Age: 80	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Through various director and management positions, including at Two Harbors Investment Corp., Silver Bay Realty Trust, Bradley Real Estate Trust and Harbor Global, Mr. Kasnet has extensive REIT and real estate sector experience
Strategic Opportunities or Balance Sheet Management – In various director and management positions, including at Two Harbors Investment Corp. and Silver Bay Realty Trust, Mr. Kasnet has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management
Finance or Accounting – As a qualified financial expert on the Audit Committee, Mr. Kasnet has the experience and financial literacy to oversee financial reporting and internal controls
Credit or Principal Investing – As a director of Two Harbors Investment Corp., former CEO of Pioneer First Voucher Fund and former President of Pioneer Real Estate Investors, among other positions, Mr. Kasnet has experience investing in real estate and other real estate products
Operations and Management – Through various executive roles in the real estate and mortgage REIT industry, Mr. Kasnet has the right expertise to help develop and oversee our business strategy and has a broad perspective on operational matters
Public Board or Governance Experience – Mr. Kasnet has served as a director for multiple public companies, including Two Harbors Investment Corp. (NYSE: TWO), Silver Bay Realty Trust (NYSE: SBY), Columbia Laboratories (NASDAQ: CBRX) and Rubicon (NZX: RBC)

PROFESSIONAL EXPERIENCE

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President and CEO, Harbor Global and CEO, PIOglobal Investment Fund (a subsidiary of Harbor Global) (2000-2006)

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CEO, Pioneer First Voucher Fund (Russia) (2000-2006)

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President, Pioneer Global Institutional Advisors (1995-2000)

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President, Pioneer Real Estate Investors (1993-2000)

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Director and Member of the Executive Committee, The Bradley Real Estate Trust (1995-1999)

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President, Cabot, Cabot and Forbes Asset Management (1990-1993)

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Additional senior management positions with other financial organizations, including First Winthrop Corporation and Winthrop Financial Associates

OTHER CORPORATE BOARDS
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Chairman of the Board, Member of the Audit and Risk Oversight Committees, Two Harbors Investment Corp. (NYSE: TWO) (2009-present)

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Director, Silver Bay Realty Trust Corp. (NYSE: SBY) (2012-2017)

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Chairman of the Board, Rubicon (NZX: RBC) (2008-2018)

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Director, First Ipswich Bancorp (2008-2020)

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Director, GoodBulk, an ocean cargo carrier (2017-2019)

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Chairman of the Board, Tenon Ltd., a timberland owner and wood product producer (2016-2018)

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Chairman of the Board, Columbia Laboratories, Inc. (NASDAQ: CBRX) (2004-2015)

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Director, Republic Engineered Products, a specialty steel manufacturer (2002-2008)

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Director, FTD, a florist collective (2001-2005)

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Chairman of the Board, Warren Bank & Warren Bancorp. (1990-2003)

ORGANIZATIONS • Trustee, The Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts
EDUCATION • BA, University of Pennsylvania
2026 PROXY STATEMENT / 9

Proposal 1: Election of Directors
President, Chief Executive Officer and Director	JOHN (“JACK”) A. TAYLOR
	Age: 70	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Through various management and real estate group leadership positions at asset management firms, including PGIM Real Estate Investors, UBS and PaineWebber, and membership in the Commercial Real Estate Finance Council and President’s Council of the Real Estate Roundtable, Mr. Taylor has extensive real estate sector experience
Strategic Opportunities or Balance Sheet Management – As a leader in the real estate groups at Prudential Real Estate Investors, UBS, PaineWebber and Kidder, Peabody & Co., Mr. Taylor has extensive experience managing corporate strategy in the real estate sector – including by effecting transactions and raising capital – and the right experience to manage our balance sheet and funding profile
Finance or Accounting – Through various management positions at real estate finance companies, Mr. Taylor brings strong financial literacy and a deep expertise in real estate finance fundamentals
Credit or Principal Investing – As partner of Five Mile Capital and Head of Global Real Estate Finance at Prudential Real Estate Investors, Mr. Taylor has developed deep knowledge of debt products and asset-based lending in the real estate space
Operations and Management – As President and CEO of Granite Point and through various management positions at asset management firms, Mr. Taylor has extensive knowledge of our Company and the right experience to oversee our Company’s operations and business strategy
Investor Perspective – As President and CEO of Granite Point and through various management positions at asset management firms, Mr. Taylor has extensive experience with investor communications practices

PROFESSIONAL EXPERIENCE

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President and CEO, Granite Point Mortgage Trust (2017-present)

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Global Head of Commercial Real Estate, Pine River Capital Management (2014-2020)

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Managing Director, Head of Global Real Estate Finance, Member of the Global Management Committee and Chair of the Global Investment Committee for debt and equity, Prudential Real Estate Investors (now known as PGIM Real Estate) (2009-2014)

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Partner, Five Mile Capital Partners (2003-2007)

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Co-Head of Real Estate Investment Banking for the Americas and Europe, UBS

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Head of Real Estate Group and Member of the Operating Committee, PaineWebber

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Head Trader and Manager of CMBS and Principal Commercial Mortgage business, Kidder, Peabody & Co.

ORGANIZATIONS
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Founding Governor and Member, Commercial Real Estate Finance Council (formerly known as the Commercial Mortgage Securities Association)

•
Member, President’s Council of the Real Estate Roundtable

•
Chairman of the Board, Innocence Project, an organization that works to free the innocent, prevent wrongful convictions and create fair, compassionate and equitable systems of justice for everyone

EDUCATION • JD, Yale Law School • MSc, International Relations, London School of Economics and Political Science • BA, University of Illinois
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Proposal 1: Election of Directors
Independent Director Committee(s): Nominating & Corporate Governance (Chair), Compensation	TANUJA M. DEHNE
	Age: 54	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – As a director at Silver Bay Realty Trust, Ms. Dehne developed knowledge of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – In various director and management positions, including at Silver Bay Realty Trust, Advanced Disposal Services and NRG Energy, as well as in private legal practice, Ms. Dehne has experience navigating and evaluating M&A, capital market and other strategic opportunities
Finance or Accounting – Through her experience as a corporate and securities attorney, service on the Audit Committee of Silver Bay Realty Trust and her experience overseeing the investment management of an endowment, Ms. Dehne has the financial literacy to oversee financial reporting and internal controls
Operations and Management – Through various roles and spans of control at NRG Energy and the Geraldine R. Dodge Foundation, Ms. Dehne has significant operational and management experience, including experience in managing human capital, that enhances our Board’s ability to develop and oversee our operations and business strategy
Public Board or Governance Experience – With over two decades teaching, advising and serving on corporate boards, and as Chair of the Advisory Board of the Gupta Governance Institute at Drexel University, Ms. Dehne provides corporate governance expertise to our Board
Investor Perspective – Ms. Dehne’s role in our investor outreach and communication efforts has benefited from her background in corporate law and current involvement in organizations for corporate directors

PROFESSIONAL EXPERIENCE

•
Managing Director (Corporate Practice), DSG Global, an executive search and consulting firm (2026-present)

•
President and CEO, Geraldine R. Dodge Foundation, a private foundation that supports, centers, and connects communities and changemakers who are addressing the root causes and repair of structural racism and inequity in New Jersey (2019-2024)

•
NRG Energy (NYSE: NRG) (2004-2016)

◦
Executive Vice President, Chief Administrator and Chief of Staff

◦
Additional roles included: Senior Vice President, Human Resources; Secretary and Deputy/Assistant General Counsel

•
Practiced corporate law as a member of the business department, Saul Ewing (1999-2004)

OTHER CORPORATE BOARDS
•
Director, Climate Real Impact Solutions II Acquisition Corp. (NYSE: CLIM.U) (2021-2022)

•
Director, Advanced Disposal Services (NYSE: ADSW) (2017-2020)

•
Director, Silver Bay Realty Trust (NYSE: SBY) (2012-2017)

ORGANIZATIONS
•
Chair, Advisory Board of the Gupta Governance Institute, Drexel University

•
Trustee, Lafayette College

•
Trustee, AAPIP (Asian Americans/Pacific Islanders in Philanthropy)

•
Member, Nominating and Governance Peer Group Steering Committee, Women Corporate Directors

•
Faculty Member, NACD Board Advisory Services

•
Trustee, New Jersey Institute for Social Justice

•
Co-Chair, Women Corporate Directors Philadelphia

•
Executive Fellow, Michigan Ross School of Business

EDUCATION • JD, Syracuse University • MA, Political Science, University of Pennsylvania • BA, Lafayette College
2026 PROXY STATEMENT / 11

Proposal 1: Election of Directors
Independent Director Committee(s): Compensation	PATRICK G. HALTER
	Age: 66	Director Since: 2025

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Over his four decades in various leadership positions with Principal Financial Group, including as President and CEO of Principal Asset Management and CEO and Senior Executive Director of Principal Real Estate Investors (where, under his leadership, the firm was built into a top 10 global real estate manager), Mr. Halter developed extensive real estate sector experience
Strategic Opportunities or Balance Sheet Management – As President, CEO and COO of Principal Asset Management. responsible for overseeing the firm’s operations, its investment teams and the distribution teams, Mr. Halter gained experience navigating and evaluating strategic opportunities as well as balance sheet management
Finance or Accounting – Through Mr. Halter’s extensive background in the financial services industry, he possesses strong financial literacy and experience to oversee financial reporting and internal controls
Credit or Principal Investing – Through his work as President and CEO of Principal Asset Management, managing over $650 billion in assets, and CEO and Senior Executive Director of Principal Real Estate Investors, Mr. Halter has decades of investing experience
Operations and Management – During his time at Principal Asset Management, Mr. Halter developed extensive experience overseeing operations, global firm relations, human resources and business development; he has the right expertise to help develop and oversee our business strategy and has a broad perspective on operational matters
Investor Perspective – As a member of Principal’s mutual fund Board and the Board of Governors of the Investment Company Institute, Mr. Halter gained significant experience understanding the investor perspective and is able to enhance our investor communications and outreach practices

PROFESSIONAL EXPERIENCE

•
Chief Executive Officer and President, Principal Asset Management, the global investment management business of Principal Financial Group, Inc. (2018-2024)

•
Chief Operating Officer, Principal Global Investors, Principal Financial Group, Inc. (2016-2018)

•
Chief Executive Officer and Senior Executive Director, Principal Real Estate Investors, Principal Financial Group, Inc. (2003-2016)

•
Positions of increasing responsibility at Principal Financial Group, Inc., with a focus on real estate, starting in 1984, including serving as President of the Real Estate Fixed Income Group

EDUCATION • MBA, Finance, Investment and Banking, University of Wisconsin – Madison • BBA, University of Wisconsin – Madison
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Proposal 1: Election of Directors
Independent Director Committee(s): Audit, Nominating & Corporate Governance	SHEILA K. McGRATH
	Age: 61	Director Since: 2023

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Given her background as a senior REIT research analyst and involvement with several industry organizations such as the Real Estate Investment Advisory Council (REIAC) and National Association of Real Estate Investment Trusts (NAREIT), Ms. McGrath has a strong understanding of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – As a senior equity research analyst for over 25 years, with the last 10 years at Evercore, Ms. McGrath has broad expertise in analyzing and evaluating the financial and public market considerations of M&A, capital markets and other strategic opportunities and brings valuable insight into our balance sheet management policies
Finance or Accounting – Through her 25+ years of experience as a REIT research analyst, Ms. McGrath has deep expertise in REIT fundamentals and valuation, and she is a qualified financial expert on the Audit Committee
Credit or Principal Investing – As a commercial real estate appraiser with the Member of Appraisal Institute (MAI) designation while at CB Commercial, Ms. McGrath brings deep knowledge of commercial real estate valuation and feasibility analysis conducted for financial institutions and institutional investors for both equity investment and debt financing purposes
Public Board or Governance Experience – Ms. McGrath has served as a director for multiple public companies in the real estate sector concurrently with her service on our Board, which gives her valuable perspective on the issues facing our Company and Board
Investor Perspective – Given her sell-side research expertise, Ms. McGrath has both an acute understanding of the investor perspective and deep institutional relationships, which enhance our investor communications and outreach

PROFESSIONAL EXPERIENCE

•
Senior Managing Director, Equity REITs, Real Estate Operating Companies, Evercore (2012-2022)

•
Managing Director, Senior Vice President and Member of the Research Review and Leadership Committees, Keefe, Bruyette & Woods (2007-2012)

•
Senior equity research analyst covering REITs for more than 20 years at other financial organizations, including Smith Barney, UBS and Dresdner Kleinwort

•
Valued commercial real estate properties in the real estate advisory and valuation group at CB Commercial

OTHER CORPORATE BOARDS
•
Trustee and Member of the Audit Committee, New Mountain Net Lease Trust (2025-present)

•
Director and Member of the Compensation and Real Estate Investment Committees, Mid-America Apartment Communities, Inc. (NYSE: MAA) (2024-present)

•
Director and Member of the Audit and the Life Science, Agtech & Advanced Technologies Committees, Alexandria Real Estate Equities, Inc. (NYSE: ARE) (2023-present)

ORGANIZATIONS
•
Member of the Advisory Board of Governors, Real Estate Investment Advisory Council (REIAC)

•
Founding Member of the Board of the Center for Women in Business and Mentor for GROW (Gaining and Retaining Outstanding Women), Rutgers Business School

•
Associate Member of a variety of industry organizations including International Council of Shopping Centers (ICSC), the Urban Land Institute (ULI) and the U.S. Green Building Council

EDUCATION • MBA, Finance and Real Estate, Rutgers University • AB, Lafayette College
2026 PROXY STATEMENT / 13

Proposal 1: Election of Directors
Independent Director Committee(s): Nominating & Corporate Governance	LAZAR NIKOLIC
	Age: 46	Director Since: 2025

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – As co-founder and Managing Member of JPL Advisors, where he oversees the firm’s portfolio management with a focus in mortgage REITs, equity REITs, closed-end funds, business development companies, specialty finance companies and special situations, Mr. Nikolic has extensive REIT and real estate sector experience
Strategic Opportunities or Balance Sheet Management – Mr. Nikolic has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management as co-founder and Managing Member of JPL Advisors, where he oversees the firm’s portfolio management, investment analysis and risk management, as well as his portfolio management experience at Adler & Co.
Finance or Accounting – Through Mr. Nikolic’s extensive background in the financial services industry, he possesses strong financial literacy and experience to oversee financial reporting and internal controls
Credit or Principal Investing – As co-founder and Managing Member of JPL Advisors, where he oversees the firm’s portfolio management with a focus in mortgage REITs, equity REITs, closed-end funds, business development companies, specialty finance companies and special situations, and as a former Portfolio Manager at Adler & Co., focusing on RMBS and structured credit, Mr. Nikolic provides valuable perspectives that inform our strategy and long-term, fundamental, value-driven investment philosophy
Public Board or Governance Experience – Mr. Nikolic’s service as a director for Front Yard Residential Corporation (NYSE: RESI) prior to its private acquisition in 2021 provides him with a governance perspective
Investor Perspective – Through his experience as a large shareholder, Mr. Nikolic has a valuable perspective of the investor viewpoint and is able to enhance our investor communications and outreach practices

PROFESSIONAL EXPERIENCE
• Founder and Managing Member, JPL Advisors LLC and JPL Management Services LLC (2016-present) • Portfolio Manager, Adler & Co. (2009-2015)	• Hedge Fund Analyst, Alpha Beta Capital Management (2007-2009) • Software Engineer, Bloomberg LP (2003-2007)
OTHER CORPORATE BOARDS • Front Yard Residential Corporation (NYSE: RESI) (2019-2021)
EDUCATION • MS, Math-Finance, New York University • BS, Lafayette College
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Proposal 1: Election of Directors
Independent Director Committee(s): Compensation (Chair), Audit	HOPE B. WOODHOUSE
	Age: 69	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – As a long-standing director of Two Harbors Investment Corp., Ms. Woodhouse has developed knowledge of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – Through various director and management positions, including at Two Harbors Investment Corp., Piper Jaffray and Seoul Securities, Ms. Woodhouse has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management
Finance or Accounting – As a qualified financial expert on the Audit Committee, Ms. Woodhouse has the experience and financial literacy to oversee financial reporting and internal controls
Credit or Principal Investing – As a former executive at Bridgewater Associates, Soros Fund Management, Tiger Management and Salomon Brothers, Ms. Woodhouse brings extensive investing experience
Operations and Management – As a former executive at Bridgewater Associates, Soros Fund Management, Tiger Management and Salomon Brothers, Ms. Woodhouse brings extensive management and operations experience, including the oversight of human resources
Public Board or Governance Experience – Ms. Woodhouse had served as a director for multiple public companies before joining our Board, including Two Harbors Investment Corp (NYSE: TWO) and Piper Jaffray (NYSE: PJC)

PROFESSIONAL EXPERIENCE
• Chief Operating Officer, Bridgewater Associates (2005-2009) • President and Chief Operating Officer, Auspex Group (2003-2005)	• Chief Operating Officer, Soros Fund Management • Treasurer, Tiger Management • Managing Director, Salomon Brothers

OTHER CORPORATE BOARDS
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Trustee and Member of the Nominating and Governance Committee, Acadia Realty Trust (NYSE: AKR) (2023-present)

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Director and Member of the Compensation and Audit Committees, Monro, Inc. (NASDAQ: MNRO) (2023-present)

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Director, Chair of the Audit Committee and Member of the Risk Oversight Committee, Two Harbors Investment Corp. (NYSE: TWO) (2012-present)

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Director, Atomyze (2020-2022)

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Director, Piper Jaffray (NYSE: PJC) (2011-2014)

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Director, Seoul Securities (2001-2003)

ORGANIZATIONS • Trustee, Tiger Foundation
EDUCATION • MBA, Harvard University • AB, Georgetown University
Voting Recommendation

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring relevant experiences and perspectives that are essential to good governance and leadership of our Company.
FOR
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Corporate Governance and Board Matters
Corporate Governance and
Board Matters

Governance Documents
Our Board is committed to maintaining the highest standards of business conduct and corporate governance. Our Corporate Governance Guidelines, in conjunction with our Charter, Bylaws and Board committee charters, provide the framework for the corporate governance practices described in this proxy statement.
We have also adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, and specifically to our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:
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Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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Full, fair, accurate, timely and understandable disclosure in our reports filed with the Securities and Exchange Commission, or SEC, and other public communications;

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Appropriate treatment of confidential corporate information;

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A safe and healthy work environment that is free from discrimination and harassment;

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Compliance with applicable laws, rules and regulations;

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Fair dealing with counterparties, suppliers, competitors, colleagues and others;

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Fair competition when interacting with competitors and business partners;

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Protection and proper use of Company assets;

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Prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified therein; and

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Accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics also establishes that our Company will not make contributions to political candidates, political parties or political campaigns or to intermediary organizations such as political action committees.
You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, and the charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee on our website at www.gpmtreit.com or by writing to our Investor Relations department by email to investors@gpmtreit.com or by regular mail to Granite Point Mortgage Trust Inc., 1114 Avenue of the Americas, Suite 3020, New York, New York 10036. We intend to satisfy applicable disclosure requirements regarding amendments to, and waivers from, the provisions of the Code of Business Conduct and Ethics by posting such information on our website at www.gpmtreit.com.
Board Oversight of ESG Matters
As reflected in our Corporate Governance Guidelines, our Board oversees our approach to environmental, social and governance, or ESG, matters and reviews periodic reports from management on related topics. Our Board has assigned duties and responsibilities to its independent committees through their charters to help our Board fulfill its oversight function.
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Nominating and Corporate Governance Committee

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Reviewing, and assisting our Board in overseeing, our ESG priorities, strategies and related public disclosures

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◦
Recommending to our Board changes to our Code of Business Conduct and Ethics and Corporate Governance Guidelines

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Reviewing and advising the Board with respect to Board composition, structure and membership

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Compensation Committee

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Reviewing our human capital management strategies and practices, which may include those related to recruiting, retention, non-executive compensation, employee engagement, professional development, and inclusion and belonging

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Determining compensation of executive officers

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Evaluating risks arising from our compensation plans and programs

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Audit Committee

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Overseeing risks to which our Company is exposed – including those arising from data security issues, climate change and other environmental matters – as well as our assessment and management of such risks

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Overseeing our compliance and ethics programs

You can find more information about our approach to ESG matters on our website at www.gpmtreit.com/esg. Note that information from our website is not incorporated by reference into this proxy statement.
Insider Trading Policy and Practices
Our Board has adopted an Insider Trading Policy to promote compliance with applicable securities law prohibiting certain persons who possess material nonpublic information about a company from trading in the securities of that company. Our Insider Trading Policy applies to all officers, directors, employees and consultants of our Company, as well as any family members of such persons residing in the same household and entities over which such persons have investment influence or control.
Our Insider Trading Policy prohibits persons subject thereto from transacting in our Company’s securities while in possession of material nonpublic information about our Company unless one of the policy’s exceptions apply. It also prohibits hedging and pledging transactions involving Company securities (as discussed more fully in “Compensation Discussion and Analysis”), engaging in short sales involving Company securities and recommending the purchase or sale of Company securities to others.
To further facilitate compliance with insider trading laws and to assist in the administration of the policy, we have implemented preclearance procedures and trading windows, as described in our Insider Trading Policy, and require annual compliance certifications from all officers, directors and employees. A copy of the Company’s Insider Trading Policy is filed with the SEC as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.
Director Independence
New York Stock Exchange, or NYSE, listing standards require that a majority of a company’s board of directors be composed of “independent directors,” which is defined generally as a director having no material relationship with the company that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with the foregoing, our Board has affirmatively determined, upon the review and recommendation of our Nominating and Corporate Governance Committee, that each of the following directors and director nominees meets the qualifications of an independent director:
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Tanuja M. Dehne

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Stephen G. Kasnet

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Corporate Governance and Board Matters
•
Patrick G. Halter

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Sheila K. McGrath

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Lazar Nikolic

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Hope B. Woodhouse

Board Leadership Structure
Our Board is led by a Chair who is appointed annually by the directors to perform such duties and exercise such powers as from time to time shall be prescribed by our Bylaws and Corporate Governance Guidelines or by our Board. Under our governance documents, both independent and non-independent directors are eligible for appointment as the Chair, and our Board is able to change its leadership structure if it determines that such a change is appropriate and in the best interest of our Company.
Our Board has appointed Stephen G. Kasnet, who qualifies as an independent director, to serve as its Chair. As detailed in his biographical statement above, Mr. Kasnet brings a wealth of corporate leadership and industry experience to the position.
Among other things, Mr. Kasnet’s work as Chair includes presiding at meetings of the full Board and meetings of stockholders, calling and leading executive sessions of our independent directors, consulting with management and the Board committee chairs in establishing the agenda for Board and Board committee meetings, and helping facilitate communication between the CEO and the other directors. Our Board believes that separating the Chair role from the CEO role provides the appropriate balance at this time between the authority of those who oversee our Company and those who manage it on a day-to-day basis.
Committee Member Qualifications
Our Board has formed three standing committees: the Audit, Compensation, and Nominating and Corporate Governance Committees. Each committee is composed solely of directors who meet the independence requirements of the NYSE, including with respect to our Compensation Committee, the NYSE’s independence requirements specific to members of listed companies’ compensation committees. Additionally, our Compensation Committee is composed exclusively of “non-employee directors,” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, or the Exchange Act.
In accordance with NYSE rules, each member of our Audit Committee is financially literate, in that he or she is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, our Board has determined that Stephen G. Kasnet, Sheila K. McGrath and Hope B. Woodhouse qualify as “audit committee financial experts,” as defined under SEC rules and regulations.
Committee Responsibilities
Information about the current membership and key responsibilities of each of our standing committees follows. The committees’ purpose and responsibilities are more fully set forth in their charters, which are available on our website or at the address listed under “Governance Documents” above. The committees review their charters at least annually.
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AUDIT COMMITTEE Current Members: Stephen G. Kasnet (Chair) Sheila K. McGrath Hope B. Woodhouse Meetings in 2025: 7
Key Responsibilities:
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Review interim financial information and audited financial statements included in reports filed with the SEC;

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Review financial information included in earnings press releases issued by our Company;

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Produce the Audit Committee Report;

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Review the adequacy and effectiveness of our Company’s system of internal accounting controls;

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Review our Company’s assessment and management of its risk exposures;

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Review, approve and oversee any related person transactions as defined by SEC rules and regulations;

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Oversee our Company’s compliance and ethics programs;

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Oversee our Company’s internal audit activities; and

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Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor.

COMPENSATION COMMITTEE Current Members: Hope B. Woodhouse (Chair) Tanuja M. Dehne Patrick G. Halter Meetings in 2025: 9
Key Responsibilities:
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Establish our Company’s general compensation philosophy for the CEO and other executive officers;

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Determine all matters relating to the compensation of the CEO and other executive officers, including corporate goals and objectives tied to compensation;

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Administer, review and make recommendations to our Board with respect to our Company’s incentive compensation plans;

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Review and recommend to our Board compensation programs applicable to directors;

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Review our Company’s human capital management strategies and practices;

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Review and assess the incentives and risks arising from our Company’s compensation programs and plans; and

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Produce the Compensation Committee Report.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Current Members: Tanuja M. Dehne (Chair) Sheila K. McGrath Lazar Nikolic Meetings in 2025: 5
Key Responsibilities:
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Assist our Board in fulfilling its responsibilities to assure that our Company is governed in a manner consistent with the interest of its stockholders;

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Recommend to our Board changes in the size, composition, organization and operational structure of our Board and its committees;

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Recommend to our Board director nominees to stand for election or re-election, conducting a search to identify a nominee or nominees in the event of a vacancy or newly created Board seat;

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Make recommendations to our Board regarding director qualifications, eligibility criteria and independence;

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In coordination with the Chair of our Board and members of our Company’s senior management, consider succession planning for our Company’s CEO and other senior executive officers;

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Review, and assist our Board in overseeing, our Company’s ESG priorities, strategies and related public disclosures; and

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Oversee the evaluation of the effectiveness of our Board, its committees and directors (see “Board, Committee and Director Assessment” below for detailed information).

Succession Planning
As noted above, it is the responsibility of our Nominating and Corporate Governance Committee to lead succession planning for our CEO and other senior officers. The committee discharges this responsibility in conjunction with the Chair of our Board and members of senior management. For the CEO role in particular, preparation for potential executive changes involves consideration of both short-term, unplanned scenarios and longer-term scenarios in which the officer’s departure is foreseen.
Board and Committee Meetings
Our Board meets on a regularly scheduled basis during the year to review significant developments affecting our Company and to act on matters requiring Board approval. It also holds special meetings when important matters require Board action between scheduled meetings. It met 10 times in 2025. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. In addition, our Board and its committees are able to consult with and retain independent legal, financial or other advisors as they deem necessary and appropriate from time to time. The independent directors have the opportunity to meet in executive session, without management present, at each Board meeting. Stephen G. Kasnet presides over these sessions as our Board’s independent Chair.
Directors are encouraged to attend all meetings of our Board and of our Company’s stockholders. Each of our directors attended at least 75% of the total number of meetings held by our Board and all committees on which he or she served during 2025. Each of our directors also attended our annual meeting of stockholders held in June 2025.
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Board, Committee and Director Assessment
Our Board conducts an annual assessment of its performance and the performance of its committees and individual directors. The Chair of our Nominating and Corporate Governance Committee (abbreviated as “N&CG Committee” below) is responsible for leading the assessment, which takes place in advance of the annual consideration of director nominees. The assessment is used to inform director nomination considerations and identify opportunities to enhance Board and committee effectiveness, including the relationship between management and our Board and committees.
The assessment carried out in early 2026 followed the process depicted below.
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Role of Our Board in Risk Oversight
Our management team is responsible for assessing and managing the risks faced by our Company, subject to the oversight of our Board. Management routinely informs our Board and its committees of developments that could affect our risk profile or other aspects of our business. Our Board fulfills its oversight responsibilities as a full Board or through delegation to its committees as described below.

BOARD OF DIRECTORS
Our Board exercises broad oversight of our Company’s risk management, including through the review of our business plans, capital structure and financial results. Our Board has also established investment guidelines, which set parameters for the type and size of investments management can make without further Board approval.

AUDIT COMMITTEE
This committee is primarily responsible for reviewing our Company’s assessment and management of its risk exposures:
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Guidelines and policies to govern risk management and assessment;

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The adequacy of our Company’s insurance coverage;

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Any uninsured or commercially uninsurable risks;

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Our Company’s interest rate risk management;

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Our Company’s counterparty and credit risks;

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Our Company’s information security and technology risks (including cybersecurity); and

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Any environmental risks relating to our Company, including those related to climate change.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
This committee recommends appropriate corporate governance practices.
It also leads the Board’s succession planning for executive and Board positions and reviews our Company’s ESG priorities, strategies and public disclosures.

COMPENSATION COMMITTEE This committee is responsible for assessing the risks arising from our compensation programs and plans. It also reviews our human capital management strategies and practices.

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Director Nomination Process and Considerations
Our Nominating and Corporate Governance Committee is responsible for recommending to our Board the range of qualifications that should be represented on our Board and eligibility criteria for membership on our Board and its committees, as well as recommending director nominees to stand for election or re-election to our Board. Our Corporate Governance Guidelines set forth the following qualification standards applicable to our directors:
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Possession of the highest personal and professional ethics, integrity and values;

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The ability to exercise good business judgment and be committed to representing the long-term interests of our Company and its stockholders;

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Having an inquisitive and objective perspective, practical wisdom and mature judgment; and

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The ability and willingness to devote sufficient time and effort to carrying out Board duties and responsibilities effectively.

In considering candidates for nomination as a director to fill an existing vacancy or add a member, our Nominating and Corporate Governance Committee conducts a search to identify potential candidates based on their mix of skills and qualifications and the contribution that the candidate could be expected to make to the overall functioning of our Board. With respect to the re-nomination of incumbent directors, our Nominating and Corporate Governance Committee considers the foregoing factors, as well as past participation in, and contributions to, the activities of our Board and its committees. Our Board has not adopted term limits or a mandatory retirement age because it believes that a director’s tenure is more appropriately determined through the Board assessment and re-nomination processes.
Our Corporate Governance Guidelines also provide that our Company shall endeavor to have a Board representing a broad range of education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company. Our Company also considers diversity of gender, race, ethnicity, age and background in the composition of our Board. To that end, our Corporate Governance Guidelines provide that our Nominating and Corporate Governance Committee will take reasonable steps to assemble a diverse pool of nominees when conducting searches for new directors, and any search firm engaged by our Nominating and Corporate Governance Committee will be affirmatively instructed to seek to include diverse candidates.
Our Nominating and Corporate Governance Committee will consider candidates recommended for nomination to our Board by our stockholders. Stockholder recommendations for nominees to our Board should be submitted in writing to our Secretary. The manner in which our Nominating and Corporate Governance Committee evaluates candidates recommended by stockholders is the same as any other candidate, except that the committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine whether the candidate can represent the interests of all of our stockholders. Our Nominating and Corporate Governance Committee will not consider a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate consents to being named in a proxy statement relating to the stockholders’ meeting and will serve as a director if elected.
Director Commitments
In furtherance of our expectation that directors devote significant time to their service on our Board, our Corporate Governance Guidelines provide that directors who also serve as chief executive officers or hold equivalent positions at other public companies should not serve on more than one other public company board in addition to our Board, and other directors should not serve on more than three other boards of public companies in addition to our Board. Our Audit Committee charter further provides that members of that committee may not serve on more than two other audit committees for publicly listed companies.
Majority Vote Standard for Director Elections
Our Bylaws provide that in uncontested elections (which occurs when the number of director nominees equals the number of directors to be elected), a nominee for director will be elected to the Board if the number of votes cast “for” the nominee’s election exceeds the number of votes cast “against” that nominee’s election.
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If a director nominee who is an incumbent director receives a greater number of votes “against” than votes “for” his or her election, and with respect to whom no successor has been elected, such incumbent director shall promptly tender his or her offer to resign to our Board for its consideration following certification of the stockholder vote. Within 90 days following certification of the stockholder vote, our Nominating and Corporate Governance Committee shall consider the tendered resignation offer and make a recommendation to our Board whether or not to accept such offer, and our Board shall act on our Nominating and Corporate Governance Committee’s recommendation.
In determining whether to accept the resignation offer, our Nominating and Corporate Governance Committee and Board may consider any factors they deem relevant, including, among other things, whether accepting the resignation of such director would cause our Company to fail to meet any applicable SEC or NYSE rules or requirements. Thereafter, our Board shall promptly and publicly disclose its decision-making process regarding whether to accept the director’s resignation offer or the reasons for rejecting the resignation offer, if applicable, in a Current Report on Form 8-K furnished to the SEC. Any director who tenders his or her resignation offer will not participate in our Nominating and Corporate Governance Committee’s recommendation or our Board’s action regarding whether to accept the resignation offer. If our Board does not accept the director’s resignation offer, such director will continue to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.
In a contested election, the director nominees who receive a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be elected as directors. Under the plurality standard, the number of nominees equal to the number of vacancies to be filled who receive more votes than other nominees are elected to our Board, regardless of whether they receive a majority of votes cast.
Communications with Our Board
We provide the opportunity for our stockholders and all other interested parties to communicate with members of our Board. Stockholders and all other interested parties may communicate with the independent directors or the chair of any of the committees of our Board by email or regular mail. All communications should be sent to our Company’s Secretary, Michael J. Karber.
BY EMAIL
Please send correspondence via email to secretary@gpmtreit.com
BY MAIL
Please send correspondence via regular mail to the attention of the independent directors, the Chair of the Audit Committee, the Chair of the Compensation Committee or the Chair of the Nominating and Corporate Governance Committee, as the case may be, in each instance in care of the Secretary at our Company’s office at 1114 Avenue of the Americas, Suite 3020, New York, New York 10036.
Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. Our Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, does not reasonably relate to our Company or is similarly inappropriate. Our Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 under the Exchange Act and not the procedures set forth in the preceding paragraph or the procedures set forth in “Corporate Governance and Board of Directors – Director Nomination Process.” Nominations for our Board may only be made in accordance with the procedures set
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forth in our Bylaws. Certain matters set forth in our Bylaws for stockholder proposals, including nominations to our Board, as well as certain matters set forth in Rule 14a-8 for stockholder proposals, are described later in this proxy statement under “Other Matters – Stockholder Proposals and Director Nominations for 2027 Annual Meeting.”
Investor Engagement
We engage with many of our equity and fixed-income investors through targeted investor outreach, holding one-on-one meetings, and attending real estate lending industry and equity/fixed-income investor conferences. In addition, we invite our largest institutional stockholders to have a conversation on corporate governance topics and executive compensation at least annually.
We reached out twice in 2025 to invite a conversation focused on executive compensation topics. The Chair of our Compensation Committee, Hope Woodhouse, joined members of management for all such calls in 2025. Details of these two outreach campaigns, a summary of the feedback collected, and the response from our Compensation Committee appear in “Compensation Discussion and Analysis,” starting on page 35.
While the focus of the 2025 investor engagement meetings was on executive compensation matters, the conversations also addressed investor comments and questions regarding Board composition, Board leadership, and succession planning for senior management.
Director Orientation and Continued Education
We provide each new director with a comprehensive orientation, including our Company’s business operations, strategy and governance. We also provide new directors with the opportunity to meet in one-on-one sessions with our Chief Executive Officer, other directors and other members of senior management.
In addition, we believe that our stockholders are best served by a board of directors composed of individuals who are well-versed in modern principles of corporate governance and other subject matters relevant to board service, and who thoroughly comprehend the role and responsibilities of an effective board in the oversight of our Company and its management. To this end, we have adopted a formal Director Education Policy under which our directors are encouraged to attend such director education programs as they deem appropriate to stay abreast of developments in corporate governance and “best practices” relevant to their contribution to our Board generally, as well as to their responsibilities in their specific committee assignments and other roles. We reimburse our directors for their reasonable costs and attendance fees to participate in such programs up to $5,000 per director each year.
Topics covered by education sessions our independent directors attended in 2025 include cybersecurity, artificial intelligence, shareholder engagement, compensation committee matters, audit committee matters, and industry trends.
We also include director education sessions in our Board meetings periodically. These sessions may be led by members of management or by external advisors and cover a range of topics relevant to the directors’ service on our Board.
Director Compensation
We compensate the independent members of our Board for their service. We believe that director compensation should achieve the following objectives:
Align the interests of our directors and our stockholders	Attract and retain outstanding director candidates to provide meaningful oversight of our business	Reflect the substantial time commitment our directors make to their Board and committee service
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DIRECTOR COMPENSATION CONSIDERATIONS
Our Compensation Committee is responsible for reviewing and making recommendations to our Board regarding the compensation of our Company’s independent directors, which is set forth in our Director Compensation Policy. In doing so, our Compensation Committee will work with an independent compensation consultant and consider, among other things, the following:
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The compensation that is paid to directors of other companies that are comparable to our Company;

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The amount of time directors are expected to devote to preparing for and attending meetings of our Board and the committees on which they serve;

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The success of our Company;

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The additional responsibilities and time commitment associated with being a chair of our Board or one of its committees;

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If a committee on which a director serves undertakes a special assignment, the importance of that special assignment to our Company and its stockholders; and

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The risks involved in serving as a director on our Board or a member of its committees.

ANNUAL RETAINERS FOR INDEPENDENT DIRECTORS
Under our Director Compensation Policy, we pay retainers to our independent directors in an equal mix of cash and equity. The cash retainers are paid quarterly in arrears, and the equity is awarded as RSUs that are granted each year on the date of the annual meeting of stockholders. The RSUs vest on the one-year anniversary of their grant date, with prorated vesting for a departure before that anniversary. Independent directors who join our Board between annual meetings receive a prorated RSU award on the date of their appointment that vests on the first anniversary of the previous year’s annual meeting. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.
Our Director Compensation Policy provides for the annual payments to independent directors described in the table below:
	Cash ($)	Restricted Stock Unit Awards ($)
Board
Chair	160,000	160,000
Other Directors	100,000	100,000
Audit Committee
Chair	10,000	10,000
Other Members	5,000	5,000
Compensation Committee
Chair	6,250	6,250
Other Members	3,750	3,750
Nominating and Corporate Governance Committee
Chair	6,250	6,250
Other Members	3,750	3,750
We do not pay retainers to directors who are not independent. All members of our Board, including directors who are not independent, are reimbursed for their costs and expenses of serving on our Board, including costs and expenses of attending Board and committee meetings.
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DIRECTOR STOCK OWNERSHIP GUIDELINES
Our directors are encouraged to own shares of our Company’s common stock to better align their personal interests with the interests of our stockholders. In furtherance of this objective, our Corporate Governance Guidelines provide that each independent director is expected to accumulate shares of common stock with a minimum market value equal to three times such director’s annual cash retainer. Unvested RSUs are included in determining whether a director has satisfied the applicable minimum ownership level.
A director is expected to attain the minimum ownership level within five years of appointment or election. If the minimum amount is not attained by such date – or is not maintained after such date – the director is expected to retain at least 50% of the shares issued upon settlement of equity awards (net of shares sold to pay taxes associated with the awards) until attaining the ownership level. Our Compensation Committee reviews director stock ownership each January, based on the previous December 31 ownership levels and stock price, to confirm compliance with these ownership and retention requirements.
DIRECTOR COMPENSATION FOR 2025
The following table shows the compensation paid to the individuals who served as independent directors of our Board during the year ended December 31, 2025. John (“Jack”) A. Taylor, our President and Chief Executive Officer and a member of our Board, did not receive any compensation for his service as a director; the compensation he received as an executive officer is reported in the Summary Compensation Table later in this proxy statement.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Tanuja M. Dehne	110,000	110,000	220,000
Patrick G. Halter	103,750	103,749	207,499
Stephen G. Kasnet	170,000	170,000	340,000
Sheila K. McGrath	108,750	108,748	217,498
Lazar Nikolic	103,750	103,749	207,499
Hope B. Woodhouse	111,250	111,249	222,499

(1)
The values in this column represent the fair value of awards of RSUs computed in accordance with FASB ASC Topic 718 and are based on the closing market price of our common stock on the NYSE on the grant date of the applicable award.

(2)
The independent directors on our Board held the following number of unvested RSUs as of December 31, 2025:

Name	Restricted Stock Units
Ms. Dehne	43,307
Mr. Halter	40,846
Mr. Kasnet	66,929
Ms. McGrath	42,814
Mr. Nikolic	40,846
Ms. Woodhouse	43,799
2026 PROXY STATEMENT / 27

Certain Relationships and Transactions
Certain Relationships and Transactions

Related Person Transactions Policy
Our Board has adopted a written Related Person Transactions Policy setting forth the policies and procedures for the review and approval of transactions between our Company and its Related Persons. “Related Persons” under the policy include our directors, director nominees, executive officers and holders of more than 5% of our common stock, plus those persons’ immediate family members and affiliated entities, as defined in the policy.
The policy requires that the Audit Committee review and approve all transactions, arrangements or relationships, or series of similar transactions, arrangements or relationships, in which:
•
Our Company is or will be a participant;

•
The expected amount involved exceeds $120,000; and

•
A Related Person has or will have a material direct or indirect interest.

The policy directs the Audit Committee to approve such a transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of our Company and its stockholders.
Transactions with Related Persons
We have entered into customary indemnification agreements with each of our directors and officers that require us to indemnify them to the maximum extent permitted by Maryland law and our Articles of Amendment and Restatement against any claim or liability that may arise by reason of their service to us. The agreements also require us to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. In addition, each agreement provides for procedures for the determination of entitlement to indemnification, including requiring that such determination be made by independent counsel after a change in control of our Company.
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Security Ownership and Reporting
Security Ownership and Reporting

Beneficial Ownership of Directors and Executive Officers
Our common stock is listed on the NYSE under the symbol “GPMT,” and our 7.00% Series A Cumulative Redeemable Preferred Stock is listed on the NYSE under the symbol “GPMTPrA.” The following table sets forth information regarding the beneficial ownership of our equity securities as of March 15, 2026, by each of our “Named Executive Officers,” as such term is defined in Item 402(a) of Regulation S-K, directors, and all our directors and executive officers as a group.
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person is deemed to be the beneficial owner of any shares of equity securities if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of March 15, 2026. “Voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares.
Under our Insider Trading Policy, our officers, directors and employees are prohibited from hedging or pledging shares of our stock in any manner, whether as collateral for a loan, in a margin account held at a broker or otherwise.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock(2)	Number of Shares of 7.00% Series A Cumulative Redeemable Preferred Stock Beneficially Owned	Percent of 7.00% Series A Cumulative Redeemable Preferred Stock(3)
Directors
Tanuja M. Dehne	77,152	*	—	—
Patrick G. Halter	94,363	*	—	—
Stephen G. Kasnet	138,878(4)	*	—	—
Sheila K. McGrath	34,855	*	—	—
Lazar Nikolic	1,356,544(5)	2.8%	54,457(6)	*
John (“Jack”) A. Taylor(7)	651,735	1.4%	—	—
Hope B. Woodhouse	94,423	*	—	—
Named Executive Officers
Stephen Alpart	324,375	*	—	—
Blake Johnson	17,868	*	—	—
Michael Karber	123,371	*	—	—
Peter Morral	131,423	*	—	—
All directors and executive officers as a group (12 individuals)	3,076,285	6.4%	54,457	*

*
Represents ownership of less than 1.0% of the outstanding class of stock as of March 15, 2026.

(1)
The business address of each of the individuals is 1114 Avenue of the Americas, Suite 3020, New York, New York 10036.

(2)
Based on 47,919,625 shares of our common stock outstanding as of March 15, 2026.

(3)
Based on 8,229,500 shares of our 7.00% Series A Cumulative Redeemable Preferred Stock outstanding as of March 15, 2026.

2026 PROXY STATEMENT / 29

Security Ownership and Reporting
(4)
Includes 312 shares of common stock held by the Kasnet Family Foundation, over which Mr. Kasnet has shared voting and investment control with his spouse, and 138,566 shares of common stock Mr. Kasnet owns jointly with his spouse.

(5)
Includes 655,794 shares of common stock held by JPL Opportunity Fund LP (Mr. Nikolic is a Managing Member of JPL Opportunity Fund LP’s manager); 419,809 shares of common stock held by Giordano Family Trusts (Mr. Nikolic’s spouse is the sole investment trustee of Giordano Family Trusts); 173,139 shares of common stock held by Mr. Nikolic’s spouse; and 55,000 shares of common stock held by Soaring Eagle LLC (Mr. Nikolic is a Managing Member of Soaring Eagle LLC’s investment advisor).

(6)
Includes 33,028 shares of 7.00% Series A Cumulative Redeemable Preferred Stock held by JPL Opportunity Fund LP (Mr. Nikolic is a Managing Member of JPL Opportunity Fund LP’s manager); 8,736 shares of 7.00% Series A Cumulative Redeemable Preferred Stock held by Giordano Family Trusts (Mr. Nikolic’s spouse is the sole investment trustee of Giordano Family Trusts); and 8,193 shares of 7.00% Series A Cumulative Redeemable Preferred Stock held by Soaring Eagle LLC (Mr. Nikolic is a Managing Member of Soaring Eagle LLC’s investment advisor).

(7)
Mr. Taylor is also a Named Executive Officer.

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Security Ownership and Reporting
Beneficial Owners of More than Five Percent of Our Common Stock
Based on their filings made under Section 13(g) of the Exchange Act on or before March 15, 2026, the persons known by us to be beneficial owners of more than five percent (5%) of our common stock are as follows:
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,442,107(2)	5.1%

(1)
Based on 47,919,625 shares of our common stock outstanding as of March 15, 2026.

(2)
Based on a Schedule 13G filed with the SEC on October 30, 2025, by The Vanguard Group reporting that it has sole voting power with respect to 0 shares, shared voting power with respect to 291,614 shares, sole dispositive power with respect to 2,124,177 shares and shared dispositive power with respect to 317,930 shares.

2026 PROXY STATEMENT / 31

Information about Our Executive Officers
Information about Our Executive Officers

See below for biographical information about our executive officers. John (“Jack”) A. Taylor’s biographical information is provided in the section of this proxy statement entitled “Proposal 1: Election of Directors.” There are no arrangements or understandings between any executive officer and any other person pursuant to which he was selected as an executive officer.
Stephen Alpart Age: 62 Vice President and Chief Investment Officer

•
Mr. Alpart has been our Vice President and Chief Investment Officer since our Company’s inception in 2017. He is also our Co-Head of Originations and a member of our Investment Committee.

•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, Mr. Alpart was a Managing Director in the Global Real Estate Finance Group at Prudential Real Estate Investment (now known as PGIM Real Estate Company) from 2009 to 2014, responsible for managing a series of close-end debt funds in the United States.

•
Previously, Mr. Alpart was a Managing Director in the Real Estate Group at GMAC Commercial Mortgage and Capmark Investments, where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and private owner/operators. Prior to that, he was a Managing Director in the Real Estate Group at PaineWebber & Co., an investment bank and stock brokerage firm, and later an Executive Director in the Real Estate Group of UBS Group AG, a Swiss multinational investment bank and financial services company, where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and owner/operators.

•
He has worked in real estate finance and debt investing for over 25 years in a variety of functions, including third-party funds management, proprietary on-book lending, transaction advisory business, loan syndications, loan sales and workouts/ restructurings.

•
Mr. Alpart received an MBA, Finance and Real Estate, from New York University and a BS in Business Administration, Accounting and Economics from Washington University.

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Information about Our Executive Officers
Blake Johnson Age: 42 Vice President, Chief Financial Officer and Treasurer

•
Mr. Johnson has served as our Vice President, Chief Financial Officer and Treasurer since 2024.

•
From 2012 until 2024, Mr. Johnson served in various positions at Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, most recently serving as its Acting Chief Accounting Officer for a portion of 2024 and previously as its Controller since 2020.

•
From our Company’s inception in 2017 until Two Harbors internalized in 2020, he also served in various roles at our Company, including Head of Tax and, most recently, Controller starting in 2018.

•
Prior to joining Two Harbors, Mr. Johnson held positions at Wells Fargo Bank, N.A., Deloitte, LLP, Opus Corporation and Ernst & Young, LLP.

•
Mr. Johnson holds an MBT from the University of Minnesota, an MSc in Finance from the London Business School, and an MS in Accountancy and a BA in Business Administration from the University of St. Thomas. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

Michael Karber Age: 46 Vice President, General Counsel and Secretary

•
Mr. Karber has served as our Vice President, General Counsel, Secretary and Chief Compliance Officer since 2020.

•
He has been with our Company since its inception in 2017, previously serving as Deputy General Counsel from 2018 to 2019 and as Assistant Secretary from 2018 to 2020.

•
Prior to joining our Company, Mr. Karber was Lead Counsel – Business Operations at Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, beginning in 2014.

•
Prior to joining Two Harbors, he was a Portfolio Manager at Presidium Asset Solutions, an asset management and loan servicing company, from 2010 to 2014.

•
From 2007 to 2009, Mr. Karber was an Associate at Pircher, Nicols & Meeks LLP, and he was previously an Associate at Schwartz Cooper Chartered (now known as Dykema Gossett PLLC).

•
Mr. Karber received a JD from Northwestern University, Pritzker School of Law, and a BA in Political Science and Psychology from the University of Michigan.

2026 PROXY STATEMENT / 33

Information about Our Executive Officers
Ethan Lebowitz Age: 47 Vice President and Chief Operating Officer

•
Mr. Lebowitz has served as our Vice President and Chief Operating Officer since 2025. He is also a member of our Investment Committee.

•
He has been with our Company since its inception in 2017, previously serving as a Director at our Former Manager from 2015 to 2019 and then as a Managing Director from 2019 until 2025, focused on sourcing, originating and overseeing commercial real estate investments.

•
Prior to joining our Former Manager, Mr. Lebowitz was a Vice President in the Global Real Estate Finance Group at Prudential Real Estate Investment (now known as PGIM Real Estate Company) from 2010 to 2015, and he was previously an Associate Director at Five Mile Capital Partners from 2005 to 2010.

•
He held positions in the Mergers and Acquisitions Group at Banc of America Securities and the Business Development and Strategy group at FleetBoston Financial before working at Five Mile Capital Partners.

•
Mr. Lebowitz has worked in real estate finance for over 20 years and has extensive experience in the origination of debt and equity investments, transaction structuring, capital markets, and workout, restructuring, and asset resolution strategies.

•
Mr. Lebowitz received a BA in History from Brandeis University.

Peter Morral Age: 58 Vice President and Chief Development Officer

•
Mr. Morral has been our Vice President and Chief Development Officer since 2020 and has been our Co-Head of Originations and a member of our Investment Committee since our Company’s inception in 2017.

•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, he served as a Managing Director in Annaly Capital’s Commercial Real Estate Group.

•
Prior to joining Annaly Capital, Mr. Morral was a Managing Director and member of the Investment Committee at UBS Securities, LLC where he was responsible for institutional client and large loan originations, investment banking coverage, subordinate debt pricing and distribution and loan syndications.

•
He has worked in real estate finance and debt investing for over 20 years in a variety of functions, including on-balance sheet lending, syndications and investing, credit policy and underwriting, and CMBS loan originations, pricing, ratings and credit distribution.

•
Mr. Morral received an MBA from the Ohio State University and a BLA in History from the University of Connecticut.

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Compensation Discussion and Analysis
Compensation Discussion
and Analysis

This “Compensation Discussion and Analysis,” or CD&A, describes our compensation program for our Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated executive officers for our fiscal year ended December 31, 2025. These “Named Executive Officers,” or NEOs, are as follows:
JOHN (“JACK”) A. TAYLOR	BLAKE JOHNSON	STEPHEN ALPART	MICHAEL KARBER	PETER MORRAL
President, Chief Executive Officer and Director	Vice President, Chief Financial Officer and Treasurer	Vice President and Chief Investment Officer	Vice President, General Counsel and Secretary	Vice President and Chief Development Officer
CD&A Contents
EXECUTIVE COMPENSATION HIGHLIGHTS	p. 36
• Investor Feedback Received in 2025 • Responsive Changes Made for 2026 Compensation Program • Summary of Pay Program and Results for 2025 • Quality Compensation Practices
HOW EXECUTIVE COMPENSATION IS DETERMINED	p. 40
• Compensation Philosophy and Objectives • Roles and Responsibilities in Compensation Decisions • Employment Agreements • Peer Group • Say on Pay Vote
EXECUTIVE COMPENSATION COMPONENTS	p. 42
• 2025 Base Salary • 2025 AIP Awards • LTIP Awards Granted in 2025 • Changes to LTIP Award Size and Structure for 2026 • 2023 PSU Award Results (2023–2025 Performance Period) • Benefits
EXECUTIVE COMPENSATION POLICIES AND PRACTICES	p. 56
• Stock Ownership Guidelines • Prohibition Against Hedging and Pledging • Equity Granting Practices • Clawback Policy • Compensation Risk Assessment
2026 PROXY STATEMENT / 35

Executive Compensation Highlights
INVESTOR FEEDBACK RECEIVED IN 2025
Between filing our 2025 proxy statement and holding our 2025 annual meeting of stockholders, we invited our 20 largest institutional investors to discuss our 2024 executive compensation program. At our 2025 annual meeting, our executive compensation program proposal received support from approximately 69% of the votes cast. This level of approval was significantly below our typical “Say on Pay” results, and our Compensation Committee resolved to understand investor sentiment underlying the relatively poor result.
Accordingly, we launched an expanded engagement effort in the fall by reaching out to our 30 largest institutional investors and the two proxy advisors who cover our Company to receive feedback on our executive compensation program. The Chair of our Compensation Committee, Hope Woodhouse, joined members of management for all such calls in 2025, which are summarized below.
“In-season” Outreach in Spring 2025
•
Invited our 20 largest institutional investors, representing 40% of outstanding shares

•
One investor accepted our invitation to have a meeting

•
Discussed executive compensation with our Compensation Committee Chair, representatives from our corporate secretary function and our CFO

Expanded Fall 2025 Outreach
•
Invited our 30 largest institutional investors, representing 79% of the total institutional shareholder base (37% of all shares outstanding at that time)

•
Five investors accepted our invitation to have a meeting, representing 23% of the institutional shareholder base (11% of all outstanding shares at that time)

•
Discussed executive compensation with our Compensation Committee Chair and representatives from our corporate secretary function and, when acceptable to the investor, our CFO

•
Our Compensation Committee Chair and a representative from our corporate secretary function also met with the two proxy advisors who issue voting recommendations on our Company, ISS and Glass Lewis

Primary Points of Investor Feedback
•
Concern that the supplemental RSUs granted in June 2024 elevated pay while eroding pay for performance

•
Questions as to whether the long-term incentive metrics were appropriately aligned with long-term shareholder returns, and concerns about the overlap between long- and short-term program incentives

•
Concern that the companies in our peer group are larger than our Company

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RESPONSIVE CHANGES MADE FOR 2026 COMPENSATION PROGRAM
Our Compensation Committee considered the investor feedback and closely examined our executive compensation program in its entirety before implementing the key changes summarized below.
COMPENSATION PROGRAM ISSUE	KEY COMPENSATION PROGRAM CHANGES
Supplemental equity awards	Our Compensation Committee has committed to not granting off-cycle, time-based equity awards in the future
Overlapping incentive metrics
To increase alignment with shareholder returns and eliminate overlapping metrics with the AIP awards, our Compensation Committee granted PSUs in March 2026 that will vest based on relative TSR performance (50%) and absolute share price attainment (50%). The comparison group used to calculate relative TSR will consist of the NAREIT Commercial Mortgage Index. To further promote shareholder alignment through rigorous goals, target achievement of the relative TSR component is set at the 55th percentile and the vesting for that component is capped at target levels if our absolute TSR is negative
See additional information about the 2026 PSUs’ performance metrics on page 53

Stockholder dilution
In consideration of the current business environment and the Company’s market capitalization, our Compensation Committee sought to significantly decrease the number of stock units it granted in 2026 by reducing the value of the NEOs’ long-term incentive awards and by using long-term cash awards to replace some of the RSUs that would otherwise have been granted under prior years’ programs
See additional information about the size of the 2026 equity awards on page 54

Peer group
We clarified that our Compensation Committee considers pay data from the peer group on a size-adjusted basis
See additional information about how the peer group is constructed and how market data is reviewed on page 41

Strategic plan alignment
The strategic metrics used in the annual incentive plan for 2026 have been revised to include components focused specifically on short-term objectives identified in our Company’s strategic plan for the year: loan origination, loan and real estate owned asset resolution, and expense management
See additional information about the 2026 AIP awards’ strategic metrics on page 45

2026 PROXY STATEMENT / 37

SUMMARY OF PAY PROGRAM AND RESULTS FOR 2025
The components, pay levels and performance results of our 2025 executive compensation program are summarized below. Please read the remainder of this CD&A and the tabular and narrative disclosure that follows for more complete information about the compensation paid to our NEOs in 2025.
Executive Compensation Components Awarded in 2025
Cash	Base Salary	• Intended to provide market-competitive fixed income • Only element of total direct compensation not at performance risk
Annual Incentive Plan (AIP)
•
Target amount is 100% of base salary for CEO and 75% of base salary for each of the other NEOs

•
Performance period: 2025

•
Pays out at 0% – 200% of target amount

•
Performance metrics:

◦
50% financial measures – “Run-Rate” ROAE and Change in Book Value per Share, weighted evenly

◦
50% strategic objectives fundamental to the business

Equity	Performance Stock Units (PSUs)
•
50% of equity award value delivered as PSUs

•
Performance period: 2025-2027

•
Vests at 0% – 200% of target number of units

•
Performance metrics:

◦
25% Absolute “Run-Rate” ROAE

◦
25% Relative “Run-Rate” ROAE

◦
25% Absolute Change in Book Value per Share

◦
25% Relative Change in Book Value per Share

	Restricted Stock Units (RSUs)	• 50% of equity award value delivered as RSUs • Three-year ratable vesting
2025 Target Pay Levels
Named Executive Officer	2025 Base Salary	Target AIP Award for 2025 Performance	RSU Award Granted in 2025	Target PSU Award Granted in 2025	2025 Target Total Direct Compensation
John (“Jack”) A. Taylor	$1,000,000	$1,000,000	$1,125,000	$1,125,000	$4,250,000
Blake Johnson(1)	$500,000	$375,000	$125,000	$125,000	$1,125,000
Stephen Alpart	$630,000	$472,500	$600,000	$600,000	$2,302,500
Michael Karber	$420,000	$315,000	$322,500	$322,500	$1,380,000
Peter Morral	$600,000	$450,000	$475,000	$475,000	$2,000,000

(1)
The aggregate value of Mr. Johnson’s 2025 equity awards was set in his October 2024 employment agreement.

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Summary of Results for Performance-Based Awards
The incentive awards that had a performance period ending on December 31, 2025, had the following results:
Award	Result
2025 AIP Awards	57.7% of target amounts paid out
2023 PSUs (2023-2025 Performance Period)	6.0% of target number of units earned
As described in detail under “Executive Compensation Components – 2025 AIP Awards” below, 57.7% of the NEOs’ respective 2025 AIP target amounts were paid out, as follows:
•
Financial component (50% of total AIP calculation) achieved at 35.3% of target level:

◦
Run-Rate ROAE (50% of financial component) achieved below threshold for 0% of target level

◦
Change in Book Value per Shares (50% of financial component) achieved at 70.5% of target level

•
Strategic component (50% of total AIP calculation) achieved at 80% of target level:

◦
Balance Sheet Management (30% of strategic component) achieved at 100% of target level

◦
Risk Management (30% of strategic component) achieved at 100% of target level

◦
Stockholder/Investor Focus (20% of strategic component) achieved at 50% of target level

◦
Enhancing Franchise Value (20% of strategic component) achieved at 50% of target level

The three-year performance period for the PSUs granted in 2023 concluded on December 31, 2025. As described in detail under “Executive Compensation Components – 2023 PSU Award Earnout (2023–2025 Performance Period)” below, 6.0% of the PSUs with a performance period ending on December 31, 2025, were earned, as follows:
•
2023 performance at 18.1% of target levels (above-threshold achievement for Absolute Run-Rate ROAE and Relative Change in Book Value per Share metrics; below-threshold achievement for other two metrics)

•
2024 performance at 0% of target levels (all four metrics achieved below threshold levels)

•
2025 performance at 0% of target levels (all four metrics achieved below threshold levels)

2026 PROXY STATEMENT / 39

QUALITY COMPENSATION PRACTICES
What We Do

•
A significant portion of each NEO’s compensation is at risk

•
We have adopted meaningful stock ownership requirements applicable to our NEOs

•
Our independent Compensation Committee retains an independent compensation consultant who provides no other services to our Company

•
Performance-based cash and equity awards have a sliding scale earn-out structure that allows for 0% payouts and is capped at 200% of target amounts

•
Our performance-based equity awards use both absolute and relative performance metrics

•
Our Compensation Committee conducts an annual compensation risk assessment

•
We hold an annual Say on Pay vote

What We Don’t Do

•
Our NEOs do not receive perquisites or retirement plans not available to other employees

•
We do not allow our NEOs to hedge or pledge their Company stock

•
We do not have single-trigger accelerated vesting of equity awards upon a change of control of our Company, and our equity plan does not use a liberal definition of “change of control”

•
We do not pay dividends on any performance-based equity units that are not earned through satisfaction of the awards’ performance metrics

•
We do not provide tax gross-ups

•
Our NEOs’ employment agreements do not provide for excessive severance payments

How Executive Compensation Is Determined
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our compensation program philosophy is to provide an attractive, flexible and market-based total compensation program tied to performance and aligned with stockholders’ interests. Our total rewards philosophy is designed to:
Attract, retain and incentivize the best talent to support our business objectives	Pay for performance by linking compensation to the achievement of short-term and long-term financial and strategic goals	Align the interests of our executive officers and stockholders by tying elements of executive compensation to corporate performance and generated returns	Ensure fair, equitable and competitive pay practices
Our Compensation Committee has instituted a comprehensive executive compensation program designed to achieve these objectives through a mix of compensation components and sound governance practices.
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Compensation Discussion and Analysis
ROLES AND RESPONSIBILITIES IN COMPENSATION DECISIONS
Role of the Compensation Committee
Our Board’s Compensation Committee, which is composed entirely of independent directors, is responsible for setting all compensation paid to our executive officers. Our Compensation Committee establishes the structure of the executive compensation program, the levels paid to each executive and the performance goals for incentive-based compensation. Our Compensation Committee also recommends to our Board the amount and structure of compensation to be paid to independent directors.
When making executive compensation decisions, our Compensation Committee considers the financial performance of our Company over the prior year, market data and the competitive landscape for talent, the performance and experience of each executive officer, internal pay equity within the executive officer group, alignment with stockholder interests and risk mitigation.
Role of the Compensation Consultant
Our Compensation Committee engaged Semler Brossy Consulting Group LLC, or Semler Brossy, as its independent compensation consultant in 2019. Semler Brossy advises our Compensation Committee on market practices, peer group composition, executive compensation program design and executive pay levels. Semler Brossy also provides advice on setting compensation for independent directors.
Semler Brossy does not provide any other services to our Company. Following a review of the relationship between our Company and Semler Brossy, our Compensation Committee concluded that Semler Brossy’s work during 2025 did not raise any conflicts of interest.
Role of Executive Officers
In consultation with Semler Brossy, our Chief Executive Officer provides recommendations to our Compensation Committee regarding compensation for the other executive officers. Our Chief Financial Officer assists our Chief Executive Officer in advising our Compensation Committee on corporate performance matters and the nature and levels of performance metrics for incentive-based compensation. No executive officer participates in Compensation Committee discussions setting his own pay.
EMPLOYMENT AGREEMENTS
We have employment agreements with each of our NEOs, which in each case established initial compensation amounts and provided much of the on-going structure of the compensation components described below. The terms of these employment agreements are set forth in detail following the Grants of Plan-Based Awards Table in this proxy statement.
PEER GROUP
Our Compensation Committee does not have a policy to set executive pay levels to a particular market benchmark, but it does review market data assembled by Semler Brossy for information about pay levels for the individual executive officers – both total compensation levels and levels of the various compensation components – as well as pay practices. This data is used to assess the reasonableness of our Company’s executive compensation program in the context of a competitive marketplace for talent.
As an internally managed commercial mortgage REIT, we face the following challenges when identifying peers for the purposes of comparing our executives’ compensation to that of other companies:
•
There are a limited number of internally managed commercial mortgage REITs, which makes it difficult to identify companies that are directly comparable to our Company;

•
REITs with a residential mortgage focus have different business strategies than those focused on commercial mortgages; and

•
REITs that are externally managed often do not disclose the cash compensation received by their executives, which is typically paid by their external managers. A comparison of our NEOs’ reported

2026 PROXY STATEMENT / 41

Compensation Discussion and Analysis
total compensation to the publicly disclosed total compensation paid to NEOs of externally managed companies may be misleading, because in the latter case base salary and annual incentive compensation paid by managers to NEOs of externally managed companies may not have been reported.
In the context of these comparative limitations, our Compensation Committee has worked with Semler Brossy to construct a peer group with the following characteristics:
•
All internally managed companies;

•
Primary focus is on commercial mortgage REITs, but can also include mortgage REITs with a mix of commercial and residential portfolios, as well as diversified REITs and companies in the commercial-focused real estate financial services or thrifts and mortgage finance industries; and

•
To the extent feasible within the constraints of the previous characteristics, are comparably sized, which is primarily evaluated based on book value of equity and assets, with consideration also given to market capitalization and revenue levels.

The peer group is reviewed annually and updated as necessary to reflect the companies that most closely fit the foregoing characteristics. The peer group used when 2025 compensation decisions were made consisted of the following companies:
•
Adamas Trust (ADAM) (formerly New York Mortgage Trust, Inc.)

•
Arbor Realty Trust Inc. (ABR)

•
BrightSpire Capital, Inc. (BRSP)

•
Chimera Investment Corporation (CIM)

•
Dynex Capital, Inc. (DX)

•
Ladder Capital Corp (LADR)

•
MFA Financial, Inc. (MFA)

•
Redwood Trust, Inc. (RWT)

•
Walker & Dunlop, Inc. (WD)

Our Compensation Committee acknowledges that these companies are larger than Granite Point in terms of the size markers noted above. The Committee carefully reviews the construction of the peer group each year and considers including other companies, and it has concluded that, in the context of the challenges we have identifying internally managed companies in our specific sector, this group represents our Company’s most relevant competitors for executive talent. To account for the impact of the size disparity, our Compensation Committee primarily reviews peer pay levels at the 25th percentile, with median pay levels reviewed only as a secondary reference point.
SAY ON PAY VOTE
At our 2025 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on an advisory basis, our executive compensation program. Approximately 69% of the votes cast at our 2025 annual meeting of stockholders approved our executive compensation program proposal. Our Compensation Committee carefully considers stockholder votes on this matter, along with other expressions of stockholder views on compensation that the committee receives.
As described in the “Executive Compensation Highlights” section and throughout this CD&A, our Compensation Committee adopted changes to our executive compensation program for 2026 that reflect investor feedback received in discussions following our 2025 annual meeting.
Executive Compensation Components
The principal components of our executive compensation program for 2025 were as follows:
•
Base salary;

•
AIP awards, which were cash awards granted under our 2022 Omnibus Incentive Plan; and

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Compensation Discussion and Analysis
•
Long-term incentive plan, or LTIP, awards, which were granted as equity awards under our 2022 Omnibus Incentive Plan:

◦
50% of the annual LTIP award value was granted as PSUs, and

◦
50% of the annual LTIP award value was granted as RSUs

Each of these components is described in detail below. This mix of compensation components was designed to incentivize, reward and retain the executive officers, consistent with our compensation philosophy and our Company’s long-term business goals. We also provide our NEOs the health and welfare and retirement benefits available to our other employees.
2025 BASE SALARY
The NEOs’ respective base salaries are intended to be at competitive levels and to reflect the NEOs’ experience and expertise. Base salary amounts for the NEOs in 2025 who were also NEOs in 2024 remained flat from the prior year or were increased by 5% to reflect performance and internal pay equity considerations.
Named Executive Officer	2024 Salary	2025 Salary
John (“Jack”) A. Taylor	$1,000,000	$1,000,000
Blake Johnson(1)	$500,000	$500,000
Stephen Alpart	$600,000	$630,000
Peter Morral	$600,000	$600,000

(1)
Mr. Johnson’s annual base salary of $500,000 for the portion of 2024 during which he was employed by our Company was set in his October 2024 employment agreement.

2025 AIP AWARDS
The AIP is designed to reward achievement of annual goals that support long-term value creation through the opportunity to earn cash payments. The awards described below were based on 2025 performance, were paid out in the first quarter of 2026, and are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
AIP awards are calculated as follows:
2025 AIP Award Values
Each NEO’s target AIP award value was set in his respective employment agreement as a percentage of his base salary as follows, with an opportunity to earn 0% to 200% of the target value:
Named Executive Officer	2025 Base Salary	Target Award Percentage	Minimum AIP Payout for 2025 Performance	Target AIP Payout for 2025 Performance	Maximum AIP Payout for 2025 Performance
John (“Jack”) A. Taylor	$1,000,000	100%	$0	$1,000,000	$2,000,000
Blake Johnson	$500,000	75%	$0	$375,000	$750,000
Stephen Alpart	$630,000	75%	$0	$472,500	$945,000
Micheal Karber	$420,000	75%	$0	$315,000	$630,000
Peter Morral	$600,000	75%	$0	$450,000	$900,000
2026 PROXY STATEMENT / 43

Compensation Discussion and Analysis
Our Compensation Committee believes these award values appropriately reflect internal pay equity considerations, will motivate achievement of the performance goals described below and are competitive within the marketplace for talent, while the cap of 200% of target helps protect our Company against imprudent risk taking.
2025 AIP Award Structure – Measuring Corporate Performance
The percentage of each NEO’s target award value earned was dependent on achievement of a mix of strategic objectives and financial metrics portrayed below:
Our Compensation Committee assigned even weighting to the Strategic Component and Financial Component to recognize the value of both qualitative and quantitative measures of corporate performance and to incentivize a range of achievements relevant to our company’s long-term success. Detailed information about these performance goals and 2025 results follows.
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Compensation Discussion and Analysis
Strategic Component of 2025 AIP Awards – Goals and Results
Our Compensation Committee established specific assessment factors for each of the strategic objectives in the AIP awards for 2025, as follows:
Objective	Percentage of Strategic Component	Assessment Factors
Balance sheet management	30%
•
Create a diversified and stable funding profile

•
Maintain appropriate balance sheet leverage

•
Actively manage corporate liquidity and comply with financial covenants

•
Grow equity capital to achieve economies of scale, larger market presence and increasing liquidity for stockholders

Risk management	30%
•
Use a comprehensive risk management framework to mitigate various risks, including credit risk, financing and liquidity risk, internal control and operational risk, and IT infrastructure and cybersecurity risk

•
Assess business counterparties

Stockholder/investor focus	20%
•
Generate detailed, transparent and accurate public company disclosures

•
Engage equity and debt investors through a robust investor relations program

•
Attend various equity and fixed income industry conferences and execute marketing efforts

Enhancing franchise value	20%
•
Enhance the Company’s brand and presence in the commercial real estate, or CRE, market to further growth opportunities

•
Maintain a first-class team with highly skilled and experienced professionals with broad CRE lending relationships

•
Expand the Company’s reputation in the market as a fair and reliable business counterparty

The NEOs are evaluated collectively with respect to their performance against these objectives, and our Compensation Committee assesses their performance within the range of 0% – 200% of target achievement.
CHANGE TO STRATEGIC COMPONENT FOR 2026 AIP AWARDS: To strengthen the AIP’s connection to our annual strategic plan, our Compensation Committee added a fifth objective, “Short-Term Strategic Goals,” for the 2026 awards. The four objectives outlined above have stayed the same, and all five strategic objectives will be weighted equally at 20% of the strategic component. Our Compensation Committee expects to revise the assessment factors for the new objective annually in line with revisions to our short-term strategic plans. For 2026, the assessment factors are as follows:
Short-term strategic goals assessment factors for 2026 AIP Awards
•
Return to core business model of originating loans

•
Continue resolving nonperforming loans and real estate owned assets

•
Continue managing operating expenses for business model and portfolio size

At the conclusion of the one-year performance period, our Compensation Committee conducted a thorough assessment of our executive team’s performance against the factors set forth above for 2025, in the context of
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Compensation Discussion and Analysis
a challenging interest rate and capital markets environment. The Committee also weighed whether the objectives that will position our Company for long-term success had been achieved. The Committee’s performance assessment for the 2025 AIP’s Strategic Component is summarized below.
2025 PERFORMANCE ASSESSMENT OF STRATEGIC FACTORS
Balance Sheet Management (30% of Strategic Component) 2025 Achievement Level: 100% of target
•
Proactively managed our investment portfolio, producing $266 million of loan repayments and paydowns as well as $242 million of loan resolutions over five assets; each of the five resolutions involved highly technical and complex factors to mitigate realized losses

•
Actively partnered with our lending counterparties to structure financings of certain real estate owned, or REO, assets through the repurchase facilities, which involves complex structuring, and refinanced another REO asset with a mortgage, all at a lower cost of capital than available on nonperforming lines

•
Retained valuable collateralized loan obligation liabilities through creative restructuring of certain loans

•
Extended the maturities of several of our bank financing facilities and renegotiated certain terms, as our lenders continue to support our platform and seek to do more business with us

•
Actively renegotiated expenses with key vendors to reduce our operating expenses

•
Continued to comply with our covenants and actively managed our balance sheet given the ongoing market uncertainty and volatility

Risk Management (30% of Strategic Component) 2025 Achievement Level: 100% of target
•
Actively managed our liquidity and funding sources to fund our operations while maintaining an active dialogue with our lending counterparties to ensure they have up-to-date information regarding our loan performance

•
Managed our portfolio and collaboratively worked with our borrowers to help them navigate any disruptions due to market dislocations, which helped us realize a healthy volume of loan repayments and minimized potential credit losses to protect investors’ capital

•
Oversaw a fully dedicated team of professionals at our sub-servicer, who are focused exclusively on servicing and assisting in asset managing our loan portfolio, while adjusting the scale of this resource as our portfolio size shifted

•
Maintained active oversight of our internal controls and operations processes to ensure accurate financial reporting that meets all regulatory requirements

•
Maintained a sophisticated and secure IT infrastructure environment through our master service provider, and maintained cybersecurity insurance coverage

(continued)
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Compensation Discussion and Analysis
2025 PERFORMANCE ASSESSMENT OF STRATEGIC FACTORS, cont’d
Stockholder/ Investor Focus (20% of Strategic Component) 2025 Achievement Level: 50% of target
•
Engaged with many equity and fixed income investors through targeted outreach, holding one-on-one meetings, and attending five real estate lending industry and equity/fixed income investor conferences

•
Expanded our regular governance dialogue with our largest institutional investors, primarily focused on executive compensation matters

•
Continued to evolve our proxy disclosure, aimed at improving communication related to executive compensation and other topics

•
Further improved and expanded the financial disclosures in our quarterly SEC filings with the goal of providing a more informed view of the business

•
Maintained an active dialogue with research analysts to help expand their knowledge and understanding of our Company and business strategy

Enhancing Franchise Value (20% of Strategic Component) 2025 Achievement Level: 50% of target
•
Maintained our highly capable team, both with respect to loan originations and asset management as well as in the legal and financial reporting functions

•
Preserved our franchise value by maintaining positive borrower relationships, collaboratively working with our borrowers during a challenging market environment

•
Maintained our presence in the CRE lending markets through an active dialogue with industry participants despite ongoing suppressed transaction volumes across the real estate market and no substantial originations by our Company

•
Attended many industry conferences focused on the CRE market, further solidifying our brand

•
Maintained an active dialogue with our capital providers and intermediaries in the equity and fixed income markets with the goal of developing new and preserving existing relationships and channels to access capital to support future growth of the business

•
Further solidified our dedicated asset management function responsible for day-to-day credit surveillance of our portfolio, management of the sub-servicer relationships, and additional oversight of securitization activities by redeploying our team

Following this review, our Compensation Committee determined that the NEOs had achieved target levels of performance for both Balance Sheet Management and Risk Management in a challenging market environment. Stockholder/Investor Focus and Enhancing Franchise Value, on the other hand, were each assessed at 50% performance levels because of our depressed stock price and because we have not yet returned to our core business model of originating loans.
2026 PROXY STATEMENT / 47

Compensation Discussion and Analysis
After applying the respective weightings to the results for each objective, the composite Strategic Component of the 2025 AIP awards was 80% of target levels of performance, as shown below:
Objective	Percentage of Strategic Component	2025 Achievement as a Percentage of Target
Balance sheet management	30%	100%
Risk management	30%	100%
Stockholder/investor focus	20%	50%
Enhancing franchise value	20%	50%
Composite Strategic Component Achievement		80%
Financial Component of 2025 AIP Awards – Goals and Results
The Financial Component of the 2025 AIP awards was split evenly between the performance metrics “Run-Rate” ROAE and Change in Book Value per Share. We believe that those two metrics are the most significant drivers of market valuation in our industry, thus aligning the NEOs’ compensation to our stockholders’ interests.
“Run-Rate” ROAE is calculated as the ratio of (i) our Company’s Distributable Earnings (Loss) Before Realized Gains and Losses generated during the performance period, as reported in our Company’s publicly filed financial reports, to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period.
Distributable Earnings (Loss) is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings (Loss) is considered a key indicator of our ability to generate sufficient income to pay our dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We exclude realized losses or realized gains related to credit events, asset sales and similar developments within our Company’s portfolio or borrowings from Distributable Earnings (Loss) to calculate “Run-Rate” ROAE. This adjustment reduces the effects of market volatility on the metric and portrays results that our Compensation Committee believes offer a stronger indication of management’s operating performance than an ROAE metric without such an adjustment. For additional information, see Appendix A – Definitions and Calculation of Non-GAAP Measures.
Our Compensation Committee selected “Run-Rate” ROAE as one of the two financial metrics to be used in the 2025 AIP awards because it is an important valuation metric for commercial mortgage REITs like our Company that reflects efficient use of investors’ capital and management’s sound investment decisions. “Run-Rate” ROAE emphasizes the efficient generation of earnings from our Company’s equity capital that can be distributed to our Company’s stockholders as dividends, substantially reflects performance over time and encompasses all aspects of investment activities, including interest income received on loans net of borrowing costs, as well as realized gains and losses on investments, if any.
Change in Book Value per Share is calculated as the difference between (i) our Company’s total common stockholders’ equity divided by the number of common shares outstanding as measured on the first day of the performance period and (ii) our Company’s total common stockholders’ equity divided by the number of common shares outstanding as measured on the last day of the performance period. For additional information, see Appendix A – Definitions and Calculation of Non-GAAP Measures.
Our Compensation Committee selected Change in Book Value per Share as the second financial metric to the AIP award structure because book value is linked to investor returns, it reflects the stability of our Company’s investment portfolio and effective balance sheet management, and it accounts for credit losses in a way that is less volatile than in an earnings-based metric.
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Compensation Discussion and Analysis
Our Compensation Committee established the following payout matrix to determine achievement under the Financial Component of the 2025 AIP awards. The percentage earned is to be linearly interpolated when the level of performance is between threshold and target levels or between target and maximum levels.

Level of Performance	“Run-Rate” ROAE	Percentage Earned
Below Threshold	<0.0%	0% of Target
Threshold	0.0%	25% of Target
Target	2.0%	100% of Target
Maximum	≥6.0%	200% of Target
Actual	(1.9%)	0% of Target

Level of Performance	Change in Book Value per Share	Percentage Earned
Below Threshold	<(20.0%)	0% of Target
Threshold	(20.0%)	25% of Target
Target	(10.0%)	100% of Target
Maximum	≥10.0%	200% of Target
Actual	(13.9%)	70.5% of Target
As indicated above, our Company’s actual “Run-Rate” ROAE for 2025 was (1.9%), which is below the threshold level of performance for that metric. Our 2025 “Run-Rate” ROAE performance was challenged by our decreasing investment portfolio balance, our loans on nonaccrual status and our high cost of funding. Our Company’s Change in Book Value per Share from 2024 to 2025 was (13.9%), which was between the threshold and target levels of performance for that metric; interpolation of those values yielded a percentage earned of 70.5% of target. Increased provision for credit losses recorded during 2025 and distributions in excess of GAAP earnings put downward pressure on our book value per share. The total Financial Component of the 2025 AIP awards was achieved at 35.3% of target, as shown below:

Total Financial Component Results
	“Run-Rate” ROAE Percentage Earned (50% weighting)	Change in Book Value per Share Percentage Earned (50% weighting)	Total Percentage Earned
	0% of Target	70.5% of Target	35.3% of Target
2025 AIP Award Payouts
The 80% of target earned from the Strategic Component combined with the 35.3% of target earned from the Financial Component resulted in 2025 AIP payouts equal to 57.7% of each NEO’s respective target award, as shown below:

2025 AIP Award Payouts
	Strategic Component Percentage Earned (50% weighting)	Financial Component Percentage Earned (50% weighting)	Total Award Percentage Earned
	80% of Target	35.3% of Target	57.7% of Target
2026 PROXY STATEMENT / 49

Compensation Discussion and Analysis
The dollar amounts paid to the NEOs in early 2026 for the 2025 AIP awards are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and reflected below:
Named Executive Officer	Target AIP Payout for 2025 Performance	Award Percentage Earned	Actual AIP Award Payout for 2025 Performance
John (“Jack”) A. Taylor	$1,000,000	57.7%	$576,500
Blake Johnson	$375,000	57.7%	$216,188
Stephen Alpart	$472,500	57.7%	$272,396
Michael Karber	$315,000	57.7%	$181,598
Peter Morral	$450,000	57.7%	$259,425
In addition to the AIP award payout reflected above, our Compensation Committee awarded Mr. Johnson a cash bonus of $35,000 in early 2026, in consideration of his recent transition into the Chief Financial Officer role and to promote internal pay equity. This bonus is reflected in the Summary Compensation Table as a component of Mr. Johnson’s 2025 compensation.
LTIP AWARDS GRANTED IN 2025
2025 LTIP Award Size
In the first half of 2025, our Compensation Committee granted the NEOs long-term incentive awards under our 2022 Omnibus Incentive Plan to reward key drivers of stockholder value and foster a sense of ownership and commitment to our Company’s long-term success. Most of the units were granted on February 27, 2025 (the date of the Compensation Committee meeting at which the award values were set), and the remainder were granted on June 5, 2025 (the date of our annual meeting of stockholders, at which our stockholders approved an amendment to our 2022 Omnibus Incentive Plan that made additional shares available for grant).The 2025 award values are as follows:
Named Executive Officer	Annual RSU Award(1)	Annual PSU Award at Target(1)	Total 2025 LTIP Award
John (“Jack”) A. Taylor	$1,125,000	$1,125,000	$2,250,000
Blake Johnson(2)	$125,000	$125,000	$250,000
Stephen Alpart	$600,000	$600,000	$1,200,000
Michael Karber	$322,500	$322,500	$645,000
Peter Morral	$475,000	$475,000	$950,000

(1)
Our Compensation Committee determined the number of RSUs and PSUs to be granted to the NEOs on February 27, 2025, using the closing stock price on that date. Approximately two-thirds of the units were granted on February 27, 2025, and the remaining one-third of units were granted on June 5, 2025. The grant date value of the 2025 equity awards reported in the Summary Compensation Table is lower than the dollar amount listed here because the closing share price on June 5, 2025, was lower than it was on the determination date of February 27, 2025.

(2)
The aggregate value of Mr. Johnson’s 2025 LTIP award was set in his October 2024 employment agreement.

Factors influencing the size of each executive’s annual LTIP award include job responsibilities and performance, retention considerations, internal pay equity within the executive group, and market competitiveness. In comparison to their 2024 annual, or “regular,” awards granted in March 2024, the grant date value of the NEOs’ individual 2025 LTIP awards granted in February/June 2025 stayed the same or decreased for all the incumbent NEOs. Because supplemental RSUs were granted in 2024 and no such additional grant was made in 2025, the aggregate value of the LTIP awards granted to NEOs who served as such during all of 2024 and 2025 declined substantially in 2025, as reflected below:
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Compensation Discussion and Analysis
NEO for all of 2024 and 2025	Annual 2024 LTIP Award (March 2024)	Total 2024 LTIP Award (March + June 2024)	Total 2025 LTIP Award (February + June 2025)
John (“Jack”) A. Taylor	$2,250,000	$3,050,000	$2,250,000
Stephen Alpart	$1,200,000	$1,700,000	$1,200,000
Peter Morral	$1,000,000	$1,250,000	$950,000
The even split of the NEOs’ 2025 LTIP target value between performance-based and time-based awards is designed to motivate achievement of financial objectives while encouraging retention and stock ownership. The ultimate value of both the PSUs and the RSUs is dependent on our long-term success as reflected in the price of our Company’s common stock.
The treatment of these awards upon an NEO’s termination of employment in connection with death, disability, retirement or a change of control of our Company is described in detail in “Executive Compensation – Potential Payments Upon Termination or Change in Control” later in this proxy statement. The award agreements provide for “double-trigger” vesting, meaning that vesting is not accelerated upon a change of control unless the change of control is accompanied by a qualifying termination of employment.
2025 RSU Awards
The RSUs granted to the NEOs in February 2025 and June 2025 all vest ratably over a three-year period from the initial grant date of February 27, 2025. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.
Structure of 2025 PSU Awards (2025-2027 Performance Period)
The PSU awards granted to the NEOs in February 2025 and June 2025 have a three-year performance period of January 1, 2025, through December 31, 2027. All the PSUs that have been earned through satisfaction of the applicable performance metrics will vest at the conclusion of the performance period on a one-for-one basis of one share of common stock per PSU, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.
The percentage of the target number of PSUs granted in 2025 that will be earned is dependent on our Company’s absolute and relative performance with respect to “Run-Rate” ROAE and Change in Book Value per Share during the three-year performance period, with each measure weighted at 25%. Actual units earned will be between 0% and 200% of target levels.
The significance and calculation of both “Run-Rate” ROAE and Change in Book Value per Share are described above under “2025 AIP Awards.” We believe that they are critical metrics for our Company and its stockholders, and our Compensation Committee used them to measure corporate performance on both an annual and long-term basis to align pay and performance. As described in detail below in “Changes to LTIP Award Structure and Size for 2026,” our Compensation Committee selected different metrics for the PSUs granted in 2026, eliminating the overlap with the AIP metrics.
For the 2025 PSU awards, the Committee included relative measures of both “Run-Rate” ROAE and Change in Book Value per Share that are weighted evenly with the absolute measures to account for independent economic and real estate market forces over the three-year performance period while aligning the NEOs’ focus on execution of our Company’s long-term plan. To measure relative “Run-Rate” ROAE and relative Change in Book Value per Share performance, our Company’s absolute result for each metric is compared to the respective results of a comparator group of companies that share the following characteristics:
•
All are mortgage REITs;

•
All have investment portfolios focused on commercial mortgages;

•
They constitute our Company’s primary public commercial mortgage REIT competitors for investment;

•
They have long-term capital and return profiles similar to our Company’s profiles; and

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Compensation Discussion and Analysis
•
External market conditions generally affect them in ways similar to how our Company is affected.

Unlike the peer group that is used to evaluate executive compensation structure and pay levels, the comparator group used to evaluate relative results need not be composed exclusively of internally managed companies and is more focused on our specific sector of commercial mortgage REITs. The comparator group that will be used to measure relative results for the PSU awards granted in 2025 consists of the following companies:
•
ACRES Commercial Realty Corp.

•
Apollo Commercial Real Estate Finance, Inc.

•
Ares Commercial Real Estate Corp

•
Blackstone Mortgage Trust, Inc.

•
BrightSpire Capital, Inc.

•
KKR Real Estate Finance Trust Inc.

•
Ladder Capital Corp

•
TPG RE Finance Trust, Inc.

The performance goals for the PSUs granted in early 2025 are set forth below. The specific threshold, target and maximum values for absolute “Run-Rate” ROAE and absolute Change in Book Value per Share will not be publicly disclosed until the three-year performance period is completed due to the proprietary nature and competitive sensitivity of that information. The target values for these metrics are intended to be challenging but achievable.
There is a 0% earnout for performance below threshold levels, and earnouts for performance in excess of the maximum levels are capped at 200%; earnouts for performance between threshold and target levels or between target and maximum levels will be calculated through linear interpolation.
Absolute “Run-Rate” ROAE (25% weight)		Relative “Run-Rate” ROAE (25% weight)
Performance	Percentage Earned	Performance	Percentage Earned
Target value -2%	25% of target (threshold)	25th percentile	25% of target (threshold)
Target value	100% of target	50th percentile	100% of target
Target value +4%	200% of target (maximum)	75th percentile	200% of target (maximum)
Absolute Change in Book Value per Share (25% weight)		Relative Change in Book Value per Share (25% weight)
Performance	Percentage Earned	Performance	Percentage Earned
Target value -5.0%	25% of target (threshold)	25th percentile	25% of target (threshold)
Target value	100% of target	50th percentile	100% of target
Target value +5.0%	200% of target (maximum)	75th percentile	200% of target (maximum)
The PSU awards are accompanied by dividend equivalent rights that accrue during the performance period but are paid out upon vesting only with respect to shares that have been earned through satisfaction of the performance metrics. Upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, dividend equivalent rights accrue with respect to all outstanding PSUs. No dividend equivalent rights are paid out with respect to shares not earned or PSUs that have terminated before vesting.
CHANGES TO LTIP AWARD STRUCTURE AND SIZE FOR 2026
In response to the feedback received during our investor engagement calls and the current business environment, our Compensation Committee significantly revised the LTIP program for 2026 to achieve the following primary objectives:
•
Eliminate the overlap between PSU and AIP performance metrics

•
Implement challenging performance conditions that better align with shareholder returns

•
Decrease the number of stock units granted from prior years to limit dilution of existing stockholders’ ownership interests

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Compensation Discussion and Analysis
2026 LTIP Structure
As described in detail below, the LTIP awards granted to NEOs in 2026 differ significantly from the 2025 awards: a long-term cash award was introduced to the time-based component of the LTIP, and the performance measures applicable to the performance-based component of the LTIP were changed to more closely align with stock price appreciation and stockholders’ interests.
50% TIME-BASED AWARDS		50% PERFORMANCE-BASED AWARDS
25% Long-Term Cash	25% RSUs	25% Relative TSR PSUs	25% Share Price PSUs
Changes to Time-Based Awards: LTIP awards granted to the NEOs in early 2026 were split evenly between time-based and performance-based awards, as in prior years, but half the value of the time-based awards was delivered as cash subject to three-year ratable vesting and half was granted in RSUs with three-year ratable vesting. Our Compensation Committee divided the time-based component of the NEOs’ 2026 LTIP between cash and RSUs instead of granting RSUs only, as it had done in previous years, to limit the dilutive effect of the LTIP awards while maintaining a retentive component through the vesting requirement applied to the cash awards.
2025 Time Based Awards		2026 Time Based Awards
Value	Award Type	Value	Award Type
100%	RSUs with three-year ratable vesting	50%	RSUs with three-year ratable vesting
		50%	Cash with three-year ratable vesting
Changes to Performance-Based Awards: The performance-based component of the LTIP awards for 2026 changed substantially with a new set of performance metrics for the PSUs. The 2026 PSU metrics of relative total shareholder return and absolute share price do not overlap with the AIP metrics, and they were selected to align executives’ long-term incentives more directly with sustained share price improvement and our stockholders’ interests. Our Compensation Committee believes these measures reinforce the importance of meaningful share price appreciation, while also ensuring that results reflect our Company’s performance against industry peers.
As was the case for prior years’ grants, the 2026 PSUs have a three-year performance period (January 1, 2026 – December 31, 2028) and a maximum payout of 200% of target.
2025 Performance-Based Awards		2026 Performance-Based Awards
Weight	PSU Metrics	Weight	PSU Metrics
25%	Absolute “Run-Rate” ROAE	50%
Relative Total Shareholder Return
•
vesting levels capped at target levels if our absolute TSR is negative

•
threshold performance at 33rd percentile

•
target performance at 55th percentile

•
maximum performance at 85th percentile

•
measured against the NAREIT Commercial Mortgage Index

25%	Relative “Run-Rate” ROAE • threshold performance at 25th percentile • target performance at 50th percentile • maximum performance at 75th percentile • measured against custom comparator group
25%	Absolute Change in Book Value per Share
25%	Relative Change in Book Value per Share • threshold performance at 25th percentile • target performance at 50th percentile • maximum performance at 75th percentile • measured against custom comparator group	50%
Absolute Share Price
•
share price hurdles must be satisfied at the end of the three-year performance period, based on a two-month average

•
price hurdles were developed based on projected implied percentage of book value

2026 PROXY STATEMENT / 53

Compensation Discussion and Analysis
2026 LTIP Award Size
Our Compensation Committee significantly reduced the size of the 2026 LTIP awards for NEOs compared to the 2025 awards, both to limit the dilutive effect of the equity grants and to reflect the Company’s stock price performance.
	2025 LTIP for NEOs	2026 LTIP for NEOs	Decrease from 2025 to 2026
Grant Date Value of LTIP Award(1)	(PSUs +RSUs) $5,099,056	(PSUs + RSUs + Cash) $2,691,380	47.2%
Number of Units Granted	(Target PSUs + RSUs) 1,857,888	(Target PSUs + RSUs) 1,308,612	29.6%

(1)
These amounts were calculated in accordance with FASB ASC Topic 718.

2023 PSU AWARD RESULTS (2023-2025 PERFORMANCE PERIOD)
The results for the PSUs granted in 2023 are shown below. They were calculated by comparing actual corporate performance for each metric for the performance period of January 1, 2023 – December 31, 2025, against the performance goals established by our Compensation Committee near the beginning of the performance period. The metrics used – and, for the relative metrics, the comparator group used – are the same as those described above for the PSUs granted in 2025, as described above.
To calculate the Company’s achievement of the metrics contained in the 2023 PSUs, results for each of the three years within the performance period were first applied to the following performance matrix to produce a percentage of target PSUs results for that year, using linear interpolation for results between threshold and target levels or between target and maximum levels. At the end of the performance period, the performance percentages for each of the three years were averaged to determine the percentage of the target number of PSUs earned.
Absolute “Run-Rate” ROAE (25% weighting)			Relative “Run-Rate” ROAE (25% weighting)
Level of Performance	Absolute “Run-Rate” ROAE	Percentage Earned	Level of Performance	Relative “Run-Rate” ROAE	Percentage Earned
Below Threshold	<5.0%	0% of Target	Below Threshold	<25th percentile	0% of Target
Threshold	5.0%	25% of Target	Threshold	25th percentile	25% of Target
Target	7.0%	100% of Target	Target	50th percentile	100% of Target
Maximum	≥9.0%	200% of Target	Maximum	≥75th percentile	200% of Target
2023 performance	5.2%	32.7%	2023 performance	Lowest percentile	0%
2024 performance	(1.2%)	0%	2024 performance	Lowest percentile	0%
2025 performance	(1.9%)	0%	2025 performance	Lowest percentile	0%
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Compensation Discussion and Analysis
Absolute Change in Book Value per Share (25% weighting)			Relative Change in Book Value per Share (25% weighting)
Level of Performance	Absolute Change in Book Value per Share	Percentage Earned	Level of Performance	Relative Change in Book Value per Share	Percentage Earned
Below Threshold	<(10.0%)	0% of Target	Below Threshold	<25th percentile	0% of Target
Threshold	(10.0%)	25% of Target	Threshold	25th percentile	25% of Target
Target	0%	100% of Target	Target	50th percentile	100% of Target
Maximum	≥10.0%	200% of Target	Maximum	≥75th percentile	200% of Target
2023 performance	(13.1)%	0%	2023 performance	29.9th percentile	39.7%
2024 performance	(34.4%)	0%	2024 performance	Lowest percentile	0%
2025 performance	(13.9%)	0%	2025 performance	Lowest percentile	0%

2023 PSU Awards Vested (2023-2026 Performance Period)	Year	Absolute “Run-Rate” ROAE (25% weighting)	Relative “Run-Rate” ROAE (25% weighting)	Absolute Change in Book Value per Share (25% weighting)	Relative Change in Book Value per Share (25% weighting)	Total Award Percentage Earned for Year
	2023	32.7% of Target	0% of Target	0% of Target	39.7% of Target	18.1% of Target
	2024	0% of Target	0% of Target	0% of Target	0% of Target	0% of Target
	2025	0% of Target	0% of Target	0% of Target	0% of Target	0% of Target
	Average award percentages for three years in performance period					6.0% of Target
As indicated above, the Company achieved 18.1% of the PSU award percentage in 2023 and 0% in each of 2024 and 2025.Consequently, 6.0% of the target number of PSUs granted in 2023 vested. In early 2026, the shares earned upon vesting were issued and the associated dividend equivalent rights were paid in cash.
BENEFITS
Our NEOs receive the same benefits package available to our other employees, which consists primarily of health and wellness offerings, a 401(k) savings plan with a Company contribution and paid time off.
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Compensation Discussion and Analysis
Executive Compensation Policies and Practices
STOCK OWNERSHIP GUIDELINES
Our Compensation Committee believes that ownership of our Company’s common stock by our executive officers directly aligns their interests with those of our other stockholders and helps balance the incentives for risk taking inherent in equity-based awards. Accordingly, our Compensation Committee has adopted the following stock ownership guidelines:
Executive Officer	Minimum Ownership Level
Chief Executive Officer	Market value of stock held ≥5x base salary
Other executive officers	Market value of stock held ≥3x base salary
All outstanding shares and unvested RSUs are included in determining whether an executive officer satisfies the applicable minimum ownership level. Shares underlying unvested PSUs are not included. An executive officer is expected to attain the minimum ownership level within five years of appointment. If the minimum amount is not attained by such date – or is not maintained after such date – the officer is expected to retain at least 75% of the shares issued upon settlement of equity awards (net of shares withheld to satisfy tax obligations) until attaining the ownership level. Our Compensation Committee reviews executive stock ownership each January, based on the previous December 31 ownership levels and stock price, to confirm compliance with these ownership and retention requirements.
PROHIBITION AGAINST HEDGING AND PLEDGING
Our Board has adopted, as part of our Insider Trading Policy, prohibitions against our officers, directors and employees engaging in transactions designed to profit from fluctuations in the price of our securities, such as short sales or purchasing our securities on margin. In addition, such persons are prohibited from purchasing or selling puts or calls or other derivative securities on our securities, pledging our securities as collateral for a loan, or entering into hedging or monetization transactions or similar arrangements with respect to our securities.
EQUITY GRANTING PRACTICES
Our Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. In addition, no stock options or other option-like instruments have been granted by our Company, and we have no plans to grant stock options or other option-like instruments.
CLAWBACK POLICY
In compliance with the NYSE listing standards issued in connection with the SEC rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, our Compensation Committee adopted a Clawback Policy in October 2023. The Clawback Policy provides that upon a required accounting restatement, any incentive-based compensation received by current or former executive officers during the three years preceding the restatement that exceeded amounts owed based on the restated financials will be recovered by the Company.
COMPENSATION RISK ASSESSMENT
Our Compensation Committee reviewed our Company’s compensation programs and plans for both executive officers and other employees in early 2026 to assess whether those programs and plans create incentives for risk-taking behavior that could damage our Company and its stockholders. Following this assessment, our Compensation Committee concluded that the risks arising from our Company’s compensation programs and plans for executive officers and other employees are not reasonably likely to have a material adverse effect on our Company.
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Compensation Discussion and Analysis
When making this determination, our Compensation Committee specifically considered the following features of our executive compensation program:
Risk-Mitigating Features of Executive Compensation Program

•
Earnout of performance-based equity (PSU) and annual cash (AIP) awards is capped at 200% of target

•
Performance-based awards have a sliding scale earnout structure, not an all-or-nothing structure

•
A significant percentage of the executives’ total direct compensation is paid as equity with three-year vesting

•
PSUs have a three-year performance period

•
All officers and employees are prohibited from hedging Company securities through our Insider Trading Policy

•
Executive stock ownership levels and retention requirements are governed by stock ownership guidelines

•
Performance-based awards use multiple performance metrics, both absolute and relative

•
Our clawback policy requires recoupment of excess cash or equity paid pursuant to incentive-based awards upon a financial restatement

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Compensation Committee Report
Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management.
Based on such review and discussions, our Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Compensation Committee of the Company’s Board:
Hope B. Woodhouse (Chair)
Tanuja M. Dehne
Patrick G. Halter
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Executive Compensation
Executive Compensation

Summary Compensation Table
The following table shows the cash and equity compensation awarded to or earned by our NEOs for services rendered to us during the fiscal years presented:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
John (“Jack”) A. Taylor President and Chief Executive Officer	2025	1,000,000	—	2,166,741	576,500	13,800	3,757,041
	2024	1,000,000	—	3,032,044	500,000	13,550	4,545,594
	2023	1,000,000	—	2,249,997	786,923	12,900	4,049,820
Blake Johnson(4) Vice President, Chief Financial Officer and Treasurer	2025	500,000	35,000(5)	240,746	216,188	13,800	1,005,733
	2024	119,318	360,000	200,000	—	7,680	686,998
Stephen Alpart Vice President and Chief Investment Officer	2025	630,000	—	1,155,596	272,396	13,800	2,071,792
	2024	600,000	—	1,688,781	225,000	13,550	2,527,331
	2023	600,000	—	1,199,994	354,115	12,900	2,167,009
Micheal Karber(6) Vice President, General Counsel and Secretary	2025	420,000	—	621,129	181,598	13,800	1,236,526
Peter Morral Vice President and Chief Development Officer	2025	600,000	—	914,845	259,425	10,500	1,784,770
	2024	600,000	—	1,244,386	225,000	10,350	2,079,736
	2023	600,000	—	1,199,994	354,115	9,900	2,164,009

(1)
The amounts in this column are calculated based on the number of RSUs and PSUs awarded and the fair market value of our common stock on the date the award was made in accordance with FASB ASC Topic 718. See Note 13 to our consolidated financial statements included in our 2025 Annual Report on Form 10-K for assumptions used to calculate our stock awards.

The 2025 amounts in this table reflect the fair market value of each NEO’s RSUs plus the target payout for the PSUs on the grant date. As described above in “Compensation Discussion and Analysis,” the actual number of PSUs earned will be determined after a three-year performance period beginning on January 1, 2025, and ending on December 31, 2027. Depending on our Company’s performance during this time with respect to the awards’ metrics, 0% to 200% of the target number of PSUs granted to the NEOs can be earned.
The grant date fair value of RSUs plus the grant date fair value of the PSUs assuming maximum potential payout amounts (200% of target) are as follows: (a) Mr. Taylor, $3,250,111; (b) Mr. Johnson, $361,119; (c) Mr. Alpart, $1,733,393; (d) Mr. Karber, $931,693; and (e) Mr. Morral, $1,372,267. Conversely, the grant date fair value of RSUs plus the grant date fair value of the PSUs assuming minimum potential payouts (0% of target) are as follows: (a) Mr. Taylor, $1,083,370; (b) Mr. Johnson, $120,373; (c) Mr. Alpart, $577,798; (d) Mr. Karber, $310,564; and (e) Mr. Morral, $457,422.
(2)
The amounts in this column for 2025 represent payments made to NEOs for their AIP awards in early 2026 based on performance during 2025. The AIP awards are described above in “Compensation Discussion and Analysis.”

(3)
The amounts in this column for 2025 represent Company contributions of $10,500 into each NEO’s 401(k) savings plan for 2025 service and, for NEOs other than Mr. Morral, Company contributions of $3,300 into their Health Savings Account during 2025.

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Executive Compensation
(4)
Mr. Johonson joined our Company in October 2024.

(5)
Our Compensation Committee awarded Mr. Johnson a cash bonus of $35,000 in early 2026, in consideration of his recent transition into the Chief Financial Officer role and to promote internal pay equity.

(6)
Mr. Karber has been with our Company since its inception in 2017, but he was not an NEO until 2025.

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Executive Compensation
Grants of Plan-Based Awards in 2025
The following table shows the cash incentive awards and equity awards made under our 2022 Omnibus Incentive Plan to our NEOs during 2025.
Name	Award Type	Grant Date	Date of Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(5) (#)	Grant Date Fair Value of Stock Awards(6) ($)
				Threshold ($)(2)	Target ($)	Maximum ($)	Threshold (#)(4)	Target (#)	Maximum (#)
John (“Jack”) A. Taylor	AIP	—	—	125,000	1,000,000	2,000,000	—	—	—	—	—
	PSU	2/27/2025	—	—	—	—	65,114	260,455	520,910	—	742,297
	RSU	2/27/2025	—	—	—	—	—	—	—	260,455	742,297
	PSU	6/5/2025	2/27/2025	—	—	—	33,750	134,281	268,562	—	341,074
	RSU	6/5/2025	2/27/2025	—	—	—	—	—	—	134,281	341,074
Blake Johnson	AIP	—	—	46,875	375,000	750,000	—	—	—	—	—
	PSU	2/27/2025	—	—	—	—	7,235	28,939	57,878	—	82,476
	RSU	2/27/2025	—	—	—	—	—	—	—	28,939	82,476
	PSU	6/5/2025	2/27/2025	—	—	—	3,730	14,920	29,840	—	37,897
	RSU	6/5/2025	2/27/2025	—	—	—	—	—	—	14,920	37,897
Stephen Alpart	AIP	—	—	59,063	472,500	945,000	—	—	—	—	—
	PSU	2/27/2025	—	—	—	—	34,727	138,909	277,818	—	395,891
	RSU	2/27/2025	—	—	—	—	—	—	—	138,909	395,891
	PSU	6/5/2025	2/27/2025	—	—	—	17,904	71,617	143,234	—	181,907
	RSU	6/5/2025	2/27/2025	—	—	—	—	—	—	71,617	181,907
Michael Karber	AIP	—	—	39,375	315,000	630,000	—	—	—	—	—
	PSU	2/27/2025	—	—	—	—	18,666	74,663	149,326	—	212,790
	RSU	2/27/2025	—	—	—	—	—	—	—	74,663	212,790
	PSU	6/5/2025	2/27/2025	—	—	—	9,624	38,494	76,988	—	97,775
	RSU	6/5/2025	2/27/2025	—	—	—	—	—	—	38,494	97,775
Peter Morral	AIP	—	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	2/27/2025	—	—	—	—	27,493	109,970	219,940	—	313,415
	RSU	2/27/2025	—	—	—	—	—	—	—	109,970	313,415
	PSU	6/5/2025	2/27/2025	—	—	—	14,174	56,696	113,392	—	144,008
	RSU	6/5/2025	2/27/2025	—	—	—	—	—	—	56,696	144,008

(1)
These columns show the potential payments for the NEOs under their AIP award for 2025 performance. Actual payment amounts are determined in accordance with the performance metrics and calculation formula described above in “Compensation Discussion and Analysis.” The amounts paid to the NEOs in early 2026 for 2025 performance with respect to their AIP awards are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(2)
As described above in “Compensation Discussion and Analysis,” 50% of the AIP was subject to financial (quantitative) metrics – “Run-Rate” ROAE and Change in Book Value per Share – which have threshold performance levels, and 50% was subject to strategic (qualitative) metrics, which do not have threshold performance levels The amounts in this column reflect threshold performance for each of the quantitative metrics and a determination of 0% of target with respect to the qualitative metrics.

(3)
These columns show the potential number of PSUs that could be earned by the NEOs during the three-year performance period of January 1, 2025 – December 31, 2027. As described above in

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Executive Compensation
“Compensation Discussion and Analysis,” 0% to 200% of the target number of PSUs granted to the NEOs can be earned depending on our Company’s performance during this period with respect to the awards’ metrics.
Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement, and will be settled through the issuance of shares of our common stock early in the following year after our Compensation Committee has determined the Company’s level of absolute and relative performance against the awards’ metrics. The PSU awards are accompanied by dividend equivalent rights that accrue during the performance period but are paid out upon vesting only with respect to shares that have been earned through satisfaction of the performance metrics. Upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, dividend equivalent rights accrue with respect to all outstanding PSUs. No dividend equivalent rights are paid out with respect to shares not earned or PSUs that have been forfeited before vesting.
Our Compensation Committee determined the number of PSUs to be granted to the NEOs in 2025 on February 27, 2025, using the closing stock price on that date. Approximately two-thirds of the units were granted on February 27, 2025, and the remaining units were granted on June 5, 2025, after our stockholders had approved the amendment to our 2022 Omnibus Incentive Plan that made additional shares available for grant.
(4)
The amounts in this column reflect performance equal to threshold levels with respect to all four performance metrics – absolute and relative “Run-Rate” ROAE and absolute and relative Change in Book Value per Share – across all three years of the performance period.

(5)
The RSUs reflected in this column are subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.

These RSUs will vest ratably over a three-year period from the date of Compensation Committee approval, February 27, 2025. Our Compensation Committee determined the number of RSUs to be granted to the NEOs in 2025 on February 27, 2025, using the closing stock price on that date. Approximately two-thirds of the units were granted on February 27, 2025, and the remaining units were granted on June 5, 2025, after our stockholders had approved the amendment to our 2022 Omnibus Incentive Plan that made additional shares available for grant.
(6)
The values in this column were calculated in accordance with FASB ASC Topic 718 by multiplying the number of units granted (in the case of PSUs, the target number was used) by the closing market price of a share of our common stock on the grant date.

EMPLOYMENT AGREEMENTS
In connection with the internalization of our Company’s management, pursuant to an agreement with our Former Manager, we entered into employment agreements with each of the NEOs employed by us at the time pursuant to which each became employed directly by the Company on December 31, 2020, the effective date of the Internalization. We subsequently entered into an employment agreement with Blake Johnson upon his hiring in August 2024.
The employment agreements established initial base salaries and LTIP award values, plus other ongoing terms summarized below.
Annual Incentive Cash Payments
Under their employment agreements, the NEOs are entitled to the opportunity to earn an annual incentive cash payment with a target value equal to 100% of base salary for Mr. Taylor and 75% of base salary for the other NEOs. The agreements set the payout value as 0% to 200% of the target amount, depending on achievement against performance goals established by our Compensation Committee. Our Compensation Committee establishes performance goals each year.
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Executive Compensation
LTIP Awards
The employment agreements with our NEOs provide that the NEOs are entitled to annual LTIP to be granted (i) partially in a performance-based award to be earned at 0% to 200% of target amount, depending on achievement over a three-year period against performance metrics established by our Compensation Committee, and (ii) partially in a time-based award that vests ratably over three years. Equity awards have associated dividend equivalent rights, the awards are generally subject to the NEO’s continued employment through the applicable vesting date, and they may be settled in shares or cash.
Other Terms
The employment agreements also provide that the NEOs are eligible to participate in all employee benefit programs made available to the Company’s employees generally from time to time and to receive compensation and benefits upon termination or change in control of the Company as described in detail in “Executive Compensation – Potential Payments Upon Termination or Change in Control” later in this proxy statement.
Each employment agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of each of the NEOs on the one hand and our Company on the other hand to disparage the other. In addition, the employment agreements provide that the NEO shall not, without the prior written consent of our Chief Executive Officer (or our Board, in the case of Mr. Taylor), (i) for a period of one year for Mr. Taylor, nine months for Mr. Alpart and six months for Messrs. Johnson, Karber and Morral following the termination of the NEO’s employment relationship with our Company for any reason, engage in certain competitive activities and (ii) for a period of one year following the termination of the NEO’s employment relationship with our Company for any reason, solicit certain current or former employees or customers of our Company.
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Executive Compensation
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information concerning unvested RSU and PSU awards held by each of the NEOs as of December 31, 2025.
		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Units That Have Not Vested(1) ($)
John (“Jack”) A. Taylor	6/5/2025	—	—	134,281(2)	322,274
	6/5/2025	134,281(3)	322,274	—	—
	2/27/2025	—	—	260,455(2)	625,092
	2/27/2025	260,455(3)	625,092	—	—
	6/21/2024	256,410(4)	615,384	—	—
	3/1/2024	—	—	235,355(5)	564,852
	3/1/2024	156,904(6)	376,570	—	—
	3/15/2023	—	—	55,804(7)	133,928
	3/15/2023	74,405(6)	178,572	—	—
Blake Johnson	6/5/2025	—	—	14,920(2)	35,808
	6/5/2025	14,920(3)	35,808	—	—
	2/27/2025	—	—	28,939(2)	69,454
	2/27/2025	28,939(3)	69,454	—	—
	10/4/2024	44,150(6)	105,960	—	—
Stephen Alpart	6/5/2025	—	—	71,617(2)	171,881
	6/5/2025	71,617(3)	171,881	—	—
	2/27/2025	—	—	138,909(2)	333,382
	2/27/2025	138,909(3)	333,382	—	—
	6/21/2024	160,256(4)	384,614	—	—
	3/1/2024	—	—	125,523(5)	301,255
	3/1/2024	83,682(6)	200,837	—	—
	3/15/2023	—	—	29,762(7)	71,428
	3/15/2023	39,683(6)	95,239	—	—
Michael Karber	6/5/2025	—	—	38,494(2)	92,386
	6/5/2025	38,494(3)	92,386	—	—
	2/27/2025	—	—	74,663(2)	179,191
	2/27/2025	74,663(3)	179,191	—	—
	6/21/2024	80,128(4)	192,307	—	—
	3/1/2024	—	—	67,468(5)	161,923
	3/1/2024	44,979(6)	107,950	—	—
	3/15/2023	—	—	14,410(7)	34,583
	3/15/2023	19,213(6)	46,111	—	—
Peter Morral	6/5/2025	—	—	56,696(2)	136,070
	6/5/2025	56,696(3)	136,070	—	—
	2/27/2025	—	—	109,970(2)	263,928
	2/27/2025	109,970(3)	263,928	—	—
	6/21/2024	80,128(4)	192,307	—	—
	3/1/2024	—	—	104,602(5)	251,045
	3/1/2024	69,735(6)	167,364	—	—
	3/15/2023	—	—	29,762(7)	71,428
	3/15/2023	39,683(6)	95,239	—	—
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Executive Compensation
(1)
The values in this column are based on the $2.40 closing market price of our common stock on the NYSE on December 31, 2025.

(2)
The number of PSUs listed is the target number that can be earned during the three-year performance period of January 1, 2025 – December 31, 2027. The actual number of PSUs earned will be 0% to 200% of the target number of PSUs granted, depending on our Company’s performance during the performance period with respect to the awards’ metrics. Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement, and will be settled through issuance of shares in early 2028 following our Compensation Committee’s determination of performance.

(3)
These RSUs vest at the rate of 33% on each of the first and second anniversaries of the date of Compensation Committee approval, February 27, 2025, and 34% on the third anniversary of such date, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(4)
These RSUs will cliff-vest on the third anniversary of the grant date, June 21, 2027, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(5)
The number of PSUs listed is the target number that can be earned during the three-year performance period of January 1, 2024 – December 31, 2026. The actual number of PSUs earned will be 0% to 200% of the target number of PSUs granted, depending on our Company’s performance during the performance period with respect to the awards’ metrics. Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement, and will be settled through issuance of shares in early 2027 following our Compensation Committee’s determination of performance.

(6)
These RSUs vest at the rate of 33% on each of the first and second anniversaries of their respective grant date and 34% on the third anniversary of their respective grant date, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(7)
The number of PSUs listed is the number that would have been earned during the three-year performance period of January 1, 2023 – December 31, 2025, if all four performance metrics had been achieved at threshold levels for each of the three years in the performance period.

Following conclusion of the performance period, it was determined that 6.0% of the target number of these PSUs were earned, with above-threshold performance for two metrics in 2023 and below-threshold performance for the other two metrics in 2023 and for all metrics in 2024 and 2025 (see details in “Compensation Discussion and Analysis”). The resulting shares were issued upon the award’s settlement in early 2026. These awards were no longer subject to service-based vesting after the conclusion of the performance period, but we treat them as unvested at fiscal year-end in this table and in the Stock Vested in 2025 table below because the determination of their performance-based vesting and related settlement did not occur until March 2026.
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Executive Compensation
Stock Vested in 2025
The following table sets forth information concerning the RSUs held by our NEOs that vested during the year ended December 31, 2025.
The PSUs granted in 2022, which had a performance period of January 1, 2022 – December 31, 2024, were earned at 0% of target; accordingly, no shares were issued upon their settlement in early 2025. The shares issued in March 2026 upon settlement of the PSUs granted in 2023, which had a performance period of January 1, 2023 – December 31, 2025, will be reported in our 2027 proxy statement.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
John (“Jack”) A. Taylor	284,628	853,321
Blake Johnson	22,075	65,121
Stephen Alpart	158,475	471,121
Michael Karber	82,413	245,225
Peter Morral	151,501	443,504

(1)
The values in this column are based on the closing market price of our common stock on the NYSE on the applicable vesting date or, if the NYSE was closed on such date, the closing market price of our common stock on the most recent NYSE trading date prior to the vesting date.

Nonqualified Deferred Compensation
Although certain equity awards granted to the NEOs have features that could be deemed subject to Section 409A of the Internal Revenue Code, we do not currently maintain a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for the NEOs.
Potential Payments upon Termination or Change in Control
Our NEOs’ employment agreements provide for payment of various compensation and benefits upon certain types of termination of employment, and their equity award agreements also provide for continued or accelerated vesting in certain termination scenarios.
Termination without Cause or Resignation for Good Reason (not related to a Change of Control) – if, at any time other than during the three-month period immediately prior to (or otherwise in connection with or in anticipation of) a Change of Control (as defined below) or during the 24-month period immediately following a Change of Control, or a Change-in-Control Period, (i) we terminate the employment of an NEO involuntarily without Cause (as defined below) or because of death or disability or (ii) an NEO resigns for Good Reason (as defined below), the NEO will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
Severance payments equal to 2.0 times for Mr. Taylor, 1.5 times for Mr. Alpart and 1.0 times for Messrs. Johnson, Karber and Morral the sum of the NEO’s then-applicable base salary and target cash bonus (AIP award), if any, payable in equal installments over twelve months;

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus (AIP award), payable at the same time the prior year’s cash bonuses are paid to other executive officers;

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•
A cash bonus equal to the cash bonus (AIP award) that the NEO would have received for the fiscal year, if any, based on actual performance and prorated for the number of days the NEO was employed by us during that fiscal year, payable at the same time cash bonuses are paid to other executive officers for that fiscal year;

•
Reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to 18 months;

•
Unvested time-based equity awards will continue to vest as if the NEO had remained employed by us through the applicable vesting date; and

•
Unvested performance-based equity awards will be prorated for the number of days in the applicable performance period and vest at the end of the applicable performance period based on actual performance.

Termination without Cause or Resignation for Good Reason (related to a Change of Control) – if, during a Change-in-Control Period, (i) we terminate the employment of an NEO involuntarily without Cause (as defined below) or because of death or disability or (ii) an NEO resigns for Good Reason (as defined below), the NEO will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
Severance payments equal to 2.5 times for Mr. Taylor, 2.0 times for Mr. Alpart and 1.5 times for Messrs. Johnson, Karber and Morral the sum of the NEO’s then-applicable base salary and target cash bonus (AIP award), if any, payable in a lump sum on the Release Deadline (as defined below);

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus (AIP award), payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A cash bonus equal to the NEO’s target cash bonus (AIP award) and prorated for the number of days such executive officer was employed by us during that fiscal year, payable within ten days after the Release Deadline (as defined below);

•
Reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to 18 months;

•
Unvested time-based equity awards will immediately vest upon the NEO’s termination of employment; provided, however, in limited circumstances, to the extent necessary to avoid the imposition of certain taxes, such awards will continue to vest as if such executive officer had remained employed by us through the applicable vesting date; and

•
Unvested performance-based equity awards will immediately vest at the target amount upon the NEO’s termination of employment; provided, however, in limited circumstances, if necessary to avoid certain adverse tax consequences, settlement of the awards will occur at the end of the applicable performance period.

Termination upon Death, Disability or Retirement – if an NEO’s employment terminates because of such executive officer’s (i) death or disability outside a Change-in-Control Period or (ii) Retirement, which is defined by the employment agreements as the executive officer’s resignation (other than for Good Reason) after the age of 65 with five years of service with the Company, such executive officer will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus (AIP award), payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A cash bonus equal to the NEO’s target cash bonus (AIP award) and prorated for the number of days such executive officer was employed by us during that fiscal year, payable within ten days after the Release Deadline (as defined below);

•
For termination because of disability only, reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to 18 months; and

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•
Unvested equity awards will receive the same treatment that unvested equity awards do for terminations without Cause or resignations for Good Reason (not related to a Change of Control), as described above; provided, however, if the termination is the result of the NEO’s retirement during a Change-in-Control Period, unvested equity awards will receive the same treatment that unvested equity awards do for terminations without Cause or resignations for Good Reason (related to a Change of Control), as described above, except that the number of performance-based equity awards vesting will be prorated based on the number of days such executive officer was employed by us during the applicable performance period.

Each NEO’s receipt of severance payments and other post-termination benefits is subject to, among other conditions, such executive officer executing a separation agreement and release of claims that is effective no later than 60 days following the termination of such executive officer’s employment, or the Release Deadline, and such executive officer’s continued compliance with the non-competition and non-solicitation provisions contained in such executive officer’s Employment Agreement. For more information regarding the non-competition and non-solicitation provisions in our NEOs’ employment agreements, please see “Executive Compensation – Grants of Plan-Based Awards in 2025 – Employment Agreements” above.
As used in our NEOs’ employment agreements:
•
“Cause” generally includes an NEO’s: (i) gross negligence or willful misconduct in the performance of his duties and responsibilities to our Company; (ii) commission of any act of fraud, theft, embezzlement or any other willful misconduct that injures our Company; (iii) conviction of, or pleading guilty or nolo contendere to, any felony or a lesser crime involving moral turpitude; (iv) willful violation of any material written policy of our Company; (v) alcohol abuse or other substance abuse that materially impairs his ability to perform his obligations; (vi) unauthorized and willful use or disclosure of any proprietary information or trade secrets of our Company or other parties; and (vii) material and willful breach of any restrictive covenants to our Company;

•
“Change of Control” has the same definition as is given to such term in our incentive plans, provided that a management-led buyout is not considered a Change of Control; and

•
“Good Reason” with respect to an NEO generally includes: (i) a change in such executive officer’s title or reporting relationship or a material reduction in such executive officer’s duties, authority or responsibilities; (ii) a reduction in such executive officer’s base salary or target cash bonus of 10% or more; (iii) a material change in the geographic location of such executive officer’s primary work location; and (iv) a material breach by our Company of a material provision of such executive officer’s employment agreement.

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The following table sets forth estimates of the potential benefits to our NEOs in connection with certain termination and change in control events, assuming such events occurred on December 31, 2025. The actual payments due upon the occurrence of such events could materially differ from the estimates provided in the table if such events occur on a different date.
Name and Form of Benefit	Termination without Cause or resignation for Good Reason (not related to a Change of Control) ($)	Termination without Cause or resignation for Good Reason (related to a Change of Control) ($)	Death ($)	Disability ($)	Retirement(1) ($)
John (“Jack”) A. Taylor
Severance	4,000,000	5,000,000	—	—	—
Cash Bonus(2)	576,500	1,000,000	1,000,000	1,000,000	1,000,000
Equity	3,344,687(3)	4,165,824(4)	3,344,687(3)	3,344,687(3)	3,344,687(3)
Other Benefits	76,206(5)	76,206(5)	—	76,206(5)	—
Totals	7,997,393	10,242,030	4,344,687	4,420,893	4,344,687
Blake Johnson
Severance	875,000	1,312,500	—	—	—
Cash Bonus(2)	216,188	375,000	375,000	375,000	375,000
Equity	245,958(3)	316,483(4)	245,958(3)	245,958(3)	245,958(3)
Other Benefits	53,425(5)	53,425(5)	—	53,425(5)	—
Totals	1,390,570	2,057,408	620,958	674,383	620,958
Stephen Alpart
Severance	1,653,750	2,205,000	—	—	—
Cash Bonus(2)	272,396	472,500	472,500	472,500	472,500
Equity	1,840,243(3)	2,278,183(4)	1,840,243(3)	1,840,243(3)	1,840,243(3)
Other Benefits	53,425(5)	53,425(5)	—	53,425(5)	—
Totals	3,819,814	5,009,108	2,312,743	2,366,168	2,312,743
Michael Karber
Severance	795,000	1,102,500	—	—	—
Cash Bonus(2)	181,598	315,000	315,000	315,000	315,000
Equity	954,385(3)	1,189,776(4)	954,385(3)	954,385(3)	954,385(3)
Other Benefits	76,206(5)	76,206(5)	—	76,206(5)	—
Totals	2,007,188	2,683,482	1,269,385	1,345,591	1,269,385
Peter Morral
Severance	1,050,000	1,575,000	—	—	—
Cash Bonus(2)	259,425	450,000	450,000	450,000	450,000
Equity	1,440,821(3)	1,791,665(4)	1,440,821(3)	1,440,821(3)	1,440,821(3)
Other Benefits	56,417(5)	56,417(5)	—	56,417(5)	—
Totals	2,806,663	3,873,082	1,890,821	1,947,238	1,890,821

(1)
As of December 31, 2025, Mr. Taylor was the only NEO who was Retirement eligible, but we have reflected the amounts that would have been paid upon Retirement on December 31, 2025, had all NEOs been so eligible.

(2)
Cash bonus amounts reflect prorated AIP payments to eligible NEOs based on actual 2025 performance for a termination without Cause or resignation for Good Reason (not related to a Change of Control), and prorated AIP payments to eligible NEOs based on target performance for a termination without Cause or resignation for Good Reason related to a Change of Control, death, disability or Retirement.

(3)
While settlement of outstanding equity awards is not accelerated upon a termination without Cause or resignation for Good Reason (not related to a Change of Control), death, disability or Retirement, outstanding equity awards would not be forfeited but would instead continue to vest without regard to continued service and settle on the original schedule. Therefore, the value of such awards has been included in this table for such events. Outstanding RSUs would continue to vest as though the NEO had

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remained employed through the applicable vesting period, and outstanding PSUs would be prorated for the NEO’s partial service during the performance period. In these circumstances, the PSUs would vest at the end of the performance period at levels reflecting actual performance. For purposes of this table, the value of the outstanding PSU awards is reflected at target levels of performance. The value for all awards is based on the $2.40 closing market price of our common stock on the NYSE on December 31, 2025.
(4)
Comprised of outstanding RSUs and PSUs held by the NEO as of December 31, 2025, which would have vested in full upon a termination without Cause or resignation for Good Reason (related to a Change of Control), without proration for partial service. The PSUs would vest at target levels in this circumstance. The value for all awards is based on the $2.40 closing market price of our common stock on the NYSE on December 31, 2025.

(5)
Assumes reimbursement of COBRA premiums for 18 months after the termination of the NEO’s employment.

CEO Pay Ratio
As required by the Dodd-Frank Act, we are providing the following information about the relationship between the annual total compensation of our median employee and the annual total compensation of our CEO.
As of December 31, 2025, we had 28 employees, all of whom were located in the United States and working for our Company full time. To identify the median employee, we calculated all employees’ total 2025 compensation in accordance with the requirements of the Summary Compensation Table. The median employee identified for this disclosure received 2025 compensation at the median point of the 2025 compensation received by all non-CEO employees who were employed by us on December 31, 2025.
Our median employee’s annual total compensation was $349,863 in 2025, and our CEO’s annual total compensation was $3,757,041 in 2025. These amounts were calculated in accordance with the requirements of the Summary Compensation Table. The ratio of these amounts is 1:10.7.
The ratio stated above is a reasonable estimate calculated in a manner consistent with the applicable SEC regulations under Item 402(u) of Regulation S-K and is not necessarily comparable to the ratios reported by other companies.
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Executive Compensation
Pay Versus Performance
As required by the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our NEOs and certain corporate performance metrics, in accordance with SEC regulations, during the years ended December 31, 2021, 2022, 2023, 2024, and 2025. Please note that “compensation actually paid,” as presented in the Pay Versus Performance Table below, is different from the compensation amounts reported in the Summary Compensation Table largely due to the different methodologies applied to calculate equity award information.
PAY VERSUS PERFORMANCE TABLE
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in thousands)(6) ($)	“Run- Rate” ROAE7(7)
					Total Shareholder Return(4) ($)	Peer Group Total Shareholder Return(5) ($)
2025	3,757,041	2,470,060	1,524,705	1,220,303	39.92	115.56	(41,152)	(1.9%)
2024	4,545,594	1,617,718	1,731,682	867,016	43.01	79.96	(207,051)	(1.2%)
2023	4,049,820	4,750,451	2,108,760	2,403,221	84.31	79.79	(63,198)	5.2%
2022	3,762,129	219,887	1,965,133	170,832	65.55	69.27	(40,825)	5.0%
2021	4,730,154	5,205,864	2,333,208	2,602,997	126.65	94.05	68,353	7.0%

(1)
Summary Compensation Table Total for Principal Executive Officer, or PEO – The amounts in this column are the amounts of compensation reported in the “Total” column of the Summary Compensation Table for Mr. Taylor, our President and Chief Executive Officer, for the covered years.

(2)
Compensation Actually Paid to PEO and Non-PEO NEOs – The amounts in the following table represent deductions from and additions to the Summary Compensation Table total amounts in 2025 for Mr. Taylor and for our NEOs other than Mr. Taylor (Messrs. Johnson, Alpart, Karber and Morral), on an average basis, to calculate the compensation actually paid appearing in these columns of the Pay Versus Performance Table for 2025:

		PEO	Average Non-PEO NEOs
Starting point	Summary Compensation Table total for 2025	$3,757,041	$1,524,705
Minus	Grant date fair value of equity awards granted during 2025(a)	$(2,166,741)	$(733,079)
Plus	Fair value as of 12/31/2025 of equity awards granted during 2025 and outstanding at year-end(a)(b)	$1,579,260	$654,058
Plus/Minus	Change in fair value from 12/31/2024 to 12/31/2025 of equity awards granted in any prior year and outstanding at 2025 year-end(a)(b)	$(937,996)	$(305,112)
Plus/Minus	Change in fair value from 12/31/2024 to the vesting date of equity awards granted in any prior year that vested during 2025(a)	$59,209	$17,154
Plus	Value of dividend equivalent rights paid on unvested RSUs during 2025	$179,287	$62,576
Equals	Compensation actually paid for 2025	$2,470,060	$1,220,303
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(a)
Equity fair value calculations reported in the Pay Versus Performance Table were made using the closing market price of our common stock on the NYSE on the relevant date (or, if the NYSE was closed on such date, the closing market price of our common stock on the most recent NYSE trading date prior to the relevant date).

(b)
Performance estimates were updated for outstanding PSUs granted in 2024 and 2025, and actual performance results were used for the PSUs granted in 2023 (as reported in “Compensation Discussion and Analysis”).

(3)
Average Summary Compensation Table Total for Non-PEO NEOs – The amounts in this column are the average amounts of compensation reported in the “Total” column of the Summary Compensation Table for our NEOs other than Mr. Taylor for the covered years. For 2021-2023, our NEOs other than Mr. Taylor were Marcin Urbaszek, Mr. Alpart, Mr. Morral and Steven Plust. For 2024, our NEOs other than Mr. Taylor were Messrs. Urbaszek, Johnson, Alpart, Morral and Plust. For 2025, our NEOs other than Mr. Taylor were Messrs. Johnson, Alpart, Karber and Morral.

(4)
Total Shareholder Return (TSR) – The amounts in this column represent cumulative total return on our Company’s common stock at the end of each covered year, assuming $100 invested on December 31, 2020, with quarterly investment of dividends before consideration of income taxes and without the payment of any commissions.

(5)
Peer Group TSR – The amounts in this column represent cumulative total return on the stocks included in the FTSE NAREIT Mortgage REITs Index (which is the index we reference in the “Performance Graph” appearing in Part II of our Annual Report on Form 10-K for the year ended December 31, 2025) at the end of each covered year, assuming $100 invested on December 31, 2020, with quarterly investment of dividends before consideration of income taxes and without the payment of any commissions.

(6)
Net Income (Loss) – The amounts in this column reflect the amount of net income (loss) reported in our Company’s audited financial statements for the covered years.

(7)
“Run-Rate” ROAE – The amounts in this column represent “Run-Rate” ROAE for the covered years, which is calculated as the ratio of (i) our Company’s Distributable Earnings Before Realized Gains and Losses generated during the performance period, as reported in our Company’s publicly filed financial reports, to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period. For additional information, see Appendix A – Definitions and Calculation of Non-GAAP Measures.

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ANALYSIS OF THE PAY VERSUS PERFORMANCE INFORMATION
We are providing the following information depicting the relationship among items reported in the Pay Versus Performance Table in accordance with Item 402(v) of Regulation S-K. Please read “Compensation Discussion and Analysis” for more information about our Compensation Committee’s pay-for-performance philosophy and the ways in which the committee structures our NEOs’ compensation opportunities to align with corporate performance.

2021-2025 Compensation Actually Paid and Total Shareholder Return
Compensation Actually Paid
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Total Shareholder Return
$140
$120
$100
$80
$60
$40
$20
$-
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
GPMT Total Shareholder Return
Peer Group Total Shareholder Return

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FINANCIAL PERFORMANCE MEASURES
The following measures were the most important financial performance measures used by our Company during the most recently completed fiscal year to link (i) compensation actually paid to our NEOs to (ii) corporate performance:
•
Absolute “Run-Rate” ROAE

•
Absolute Change in Book Value per Share

•
Relative “Run-Rate” ROAE

•
Relative Change in Book Value per Share

Please read “Compensation Discussion and Analysis” for detailed information about the role of these performance metrics in our 2025 executive compensation program.
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Proposal 2: Advisory Approval of Executive Compensation
Proposal 2: Advisory Approval of Executive Compensation

The SEC adopted rules pursuant to Section 951 of the Dodd-Frank Act that require public companies to provide stockholders with periodic advisory votes on executive compensation, also referred to as “Say on Pay.”
We are asking you to vote FOR the adoption of the following resolution:
RESOLVED: That the stockholders of the Company approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as described in the “Compensation Discussion and Analysis,” the compensation tables and the related disclosure contained in the proxy statement.
For more information regarding our executive compensation program, please see the “Compensation Discussion and Analysis” and “Executive Compensation” sections above.
Because this Say on Pay vote is advisory in nature, it is not binding on us, our Board or our Compensation Committee. However, our Board values our stockholders’ opinion, and our Compensation Committee will take into account the outcome of this vote when considering future executive compensation arrangements.
Our Company holds an advisory vote on executive compensation on an annual basis. We will conduct the next advisory vote on executive compensation at our annual meeting of stockholders in 2027.
Voting Recommendation

PROPOSAL 2: ADVISORY APPROVAL OF EXECUTIVE
COMPENSATION
The Board of Directors recommends that you vote FOR this advisory Say on Pay proposal. Our executive compensation program is designed to reward performance and align with stockholders’ interests.
FOR
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Proposal 3: Ratification of Appointment of Independent Auditor
Proposal 3: Ratification of Appointment of Independent Auditor

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Although ratification is not required by our Bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.
In the event stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.
Audit and Non-Audit Fees
We retained Ernst & Young LLP to audit our consolidated financial statements for the year ended December 31, 2025. The table below presents the aggregate fees billed to us for professional services performed by Ernst & Young LLP for the years ended December 31, 2025, and 2024:
	Year Ended December 31,
	2025	2024
Audit fees(1)	$1,058,000	$1,183,000
Audit-related fees	$—	$—
Tax fees(2)	$215,220	$241,170
All other fees	$—	$—
Total	$1,273,220	$1,424,170

(1)
Audit fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, comfort letters to underwriters in connection with our registration statements and security offerings, attest services, consents to the incorporation of the Ernst & Young LLP audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(2)
Tax fees pertain to services performed for tax compliance, including REIT compliance; tax planning and tax advice, including preparation of tax returns and claims for refund; and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

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Proposal 3: Ratification of Appointment of Independent Auditor
Audit Services Pre-Approval Policy
The services performed by Ernst & Young LLP in 2025 were pre-approved by our Audit Committee in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all audit and non-audit services be reviewed and approved by the Audit Committee in advance of their formal initiation.
Voting Recommendation

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent auditor for the year ending December 31, 2026.
FOR
2026 PROXY STATEMENT / 77

Audit Committee Report
Audit Committee Report

Our Board has appointed an Audit Committee presently composed of independent directors Stephen G. Kasnet, Sheila K. McGrath and Hope B. Woodhouse. Mr. Kasnet serves as Chair of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the SEC rules and NYSE listing standards. Our Board has determined that each member also has accounting or related financial management expertise under the NYSE listing standards and is an “audit committee financial expert,” as defined under rules and regulations promulgated by the SEC.
Our Audit Committee’s responsibility is one of oversight with respect to the preparation, review and audit of our financial statements and the qualifications, independence and performance of our internal auditors and independent registered public accounting firm as set forth in its charter, which is available on our website at www.gpmtreit.com. It is not the duty of our Audit Committee to prepare our financial statements or to plan or conduct audits. Our management is responsible for preparing our financial statements and for developing, maintaining and evaluating our internal controls. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements and for expressing an opinion as to whether they fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles. Our Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent registered public accounting firm.
Our Audit Committee reviews our financial reporting process on behalf of our Board. In performance of its oversight function, our Audit Committee has met and held discussions with management and our independent registered public accounting firm, Ernst & Young LLP, or EY, with respect to our audited consolidated financial statements for fiscal year 2025 and related matters. Management advised our Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and our Audit Committee has reviewed and discussed the consolidated financial statements with management and EY. EY presented to and reviewed with our Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. EY also provided to our Audit Committee the written disclosures and letter required by the applicable requirements of the PCAOB regarding EY’s communications with our Audit Committee concerning its independence, and, in connection therewith, our Audit Committee discussed with EY their views as to its independence. Our Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, EY. Our Audit Committee meetings regularly include executive sessions with EY without the presence of our management.
In undertaking its oversight function, our Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on EY’s representation included in their report on our financial statements. Our Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as the sufficiency of the external or internal audits or whether our Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2025, be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Submitted by the Audit Committee of the Company’s Board:
Stephen G. Kasnet (Chair)
Sheila K. McGrath
Hope B. Woodhouse
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Other Matters
Other Matters

Meeting Matters
Our Board does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by our Board or others, the persons named as proxy holders in the accompanying proxy, or their substitutes, will vote on such matters in their discretion to the extent permitted by law.
Stockholder Proposals and Director Nominations for 2027 Annual Meeting
PROPOSALS INCLUDED IN THE PROXY STATEMENT
If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Granite Point Mortgage Trust Inc., 1114 Avenue of the Americas, Suite 3020, New York, New York 10036, on or before December 21, 2026. A proposal must comply with all the requirements of Rule 14a-8 under the Exchange Act to be included in our proxy materials relating to such meeting.
We suggest such proposals be submitted by certified mail, return receipt requested. Nothing in this section shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.
DIRECTOR NOMINATIONS OR OTHER PROPOSALS
Outside of Rule 14a-8, stockholders may nominate candidates for election to our Board or propose business for consideration at our 2027 annual meeting of stockholders under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws.
Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2027 annual meeting of stockholders must notify us in writing of such proposal by 5:00 p.m., Eastern Time, on December 21, 2026, but not earlier than November 21, 2026. Any such nomination or proposal must include the information required by our Bylaws. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Annual Report
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, will be sent to any stockholder, without charge, upon written request to Granite Point Mortgage Trust Inc., Attention: Investor Relations, 1114 Avenue of the Americas, Suite 3020, New York, New York 10036. You also may obtain our Annual Report on Form 10-K on the Internet at the SEC’s website, www.sec.gov, or on our website at www.gpmtreit.com.
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Frequently Asked Questions
Frequently Asked Questions

What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following matters:
(1)
To elect as directors the seven nominees named in this proxy statement;

(2)
To approve on an advisory basis the compensation of our named executive officers;

(3)
To ratify the appointment of Ernst & Young LLP to serve as our independent auditor for our fiscal year ending December 31, 2026; and

(4)
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?
We currently are not aware of any business to be acted upon at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares of common stock or act on those matters according to their best judgment.
Why is the Company holding a virtual annual meeting?
We have elected to conduct our Annual Meeting in a virtual format to better facilitate stockholder participation by enabling stockholders to participate fully, and equally, from any location at no cost. We believe this approach increases our ability to engage with all stockholders, regardless of size, resources or physical location, and also provides cost savings for the Company. We have designed this virtual format to enhance, rather than constrain, stockholder access, participation and communication.
Who is entitled to vote at the Annual Meeting?
Our Board has set April 6, 2025, as the record date for the Annual Meeting. This means that the holders of our common stock as of the close of business on that date are entitled to receive notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 47,919,625 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
A list of the holders of our common stock as of the record date will be available at our principal executive office, during normal business hours for the ten days preceding the Annual Meeting, for examination by any registered holder of common stock as of the record date for any purpose pertaining to the Annual Meeting. Our principal executive office is located at 1114 Avenue of the Americas, Suite 3020, New York, New York 10036.
What are my voting rights?
You are entitled to one vote for each share of our common stock held by you on the record date on all matters presented at the Annual Meeting or any adjournment or postponement thereof. There is no cumulative voting.
How many shares must be present to hold the Annual Meeting?
The presence, in person or represented by proxy, of the holders of shares of our common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Your shares will be counted toward the quorum if you submit a proxy or vote at the Annual Meeting. Shares represented by proxies marked “abstain” and “broker non-votes” also are counted in determining whether a quorum is present.
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Frequently Asked Questions
What is a proxy?
A proxy is your designation of another person to vote shares of our common stock that you own. The person you designate is called a proxy holder. If you designate someone as your proxy holder in a written document, that document also is called a proxy or a proxy card. When you designate a proxy holder, you also may direct the proxy holder how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxy holders for our Annual Meeting: John (“Jack”) A. Taylor, our President and Chief Executive Officer, and Michael J. Karber, our Vice President, General Counsel and Secretary.
What is a proxy statement?
A proxy statement is a document that SEC regulations require us to make available to you by Internet or, if you request, by mail when we ask you to designate proxy holders to vote your shares of our common stock at a meeting of our stockholders. This proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by regulations of the SEC and rules of the NYSE.
Why did I receive a Notice of Availability instead of a full set of proxy materials?
As permitted by SEC rules, we have elected to provide access to our proxy materials over the Internet, which reduces the environmental impact and costs of our Annual Meeting. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials to beneficial owners and the holders of record of our common stock who have not previously requested a printed set of proxy materials. All holders of common stock will be able to access our proxy materials on the website referred to in the Notice of Availability (www.proxyvote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice of Availability.
Why did I receive more than one Notice of Availability or printed set of proxy materials?
If you received more than one Notice of Internet Availability of Proxy Materials or printed set of proxy materials, it likely means that you hold shares of our common stock in more than one account. To ensure that all your shares are voted, you should vote once for each control number you receive, as described below under “How can I vote prior to the Annual Meeting?”
How can I obtain a paper copy or an electronic copy of the proxy materials?
To obtain a paper copy or an electronic copy of the proxy materials, you will need your 16-digit control number, which was provided to you in the Notice of Internet Availability of Proxy Materials or the proxy card included with your printed set of proxy materials. Once you have your control number, you may request a paper copy or an electronic copy of our proxy materials using any of the following methods: (i) visit www.proxyvote.com and enter your control number when prompted; (ii) call 1-800-579-1639 and enter your control number when prompted; or (iii) send an email requesting electronic delivery of the materials to sendmaterial@proxyvote.com.
What is the difference between a stockholder of record and a beneficial owner?
If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record with respect to those shares.
If your shares of common stock are held in a brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee on how to vote the shares that you beneficially own and you are also invited to attend our Annual Meeting. However, beneficial owners generally cannot vote their shares directly because they are not the stockholder of record; instead, beneficial owners must instruct the broker, bank, trustee or other nominee how to vote their shares using the method described below under “How can I vote prior to the Annual Meeting?”
2026 PROXY STATEMENT / 81

Frequently Asked Questions
How can I vote prior to the Annual Meeting?
Stockholders of Record – If you are a holder of record of our common stock, you may vote your shares or submit a proxy to be voted at the Annual Meeting by one of the following methods:
Vote by Internet: You may authorize your proxy online via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice of Internet Availability of Proxy Materials or proxy card.
Vote by Telephone: You may authorize your proxy by touch-tone telephone by calling the number and following the instructions provided on the Notice of Internet Availability of Proxy Materials or proxy card.
Vote by Mail: If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.
Beneficial Owners – If your shares of common stock are held in a brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record. Other than ratifying the appointment of Ernst & Young LLP as our independent auditor for the year ending December 31, 2026, your broker, bank, trustee or other nominee is not permitted to vote your shares of stock on any proposal unless you provide them with specific instructions on how to vote your shares of common stock. You should instruct your broker, bank, trustee or other nominee how to vote your shares of common stock by following the directions provided by such party. However, if you request the proxy materials by mail after receiving a Notice of Internet Availability of Proxy Materials from your broker, bank, trustee or other nominee, you will receive a voting instruction form (not a proxy card) to use in directing such party how to vote your shares.
Can I vote my shares during the Annual Meeting?
You may vote your shares during the Annual Meeting until such time as the Chair declares the polls closed by visiting www.virtualshareholdermeeting.com/GPMT2026 and following the instructions. You will need the 16-digit control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
How are abstentions and broker non-votes treated?
Under NYSE rules, brokers, banks, trustees or other nominees who hold shares for a beneficial owner have the discretion to vote on a limited number of “routine” proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the annual meeting. A “broker non-vote” occurs when a broker, bank, trustee or other nominee does not receive such voting instructions and does not have the discretion to vote the shares. Pursuant to Maryland law, abstentions and broker non-votes are not included in the determination of the shares of common stock voting on such matters, but are counted for quorum purposes.
The only “routine” matter to be voted on at our Annual Meeting is Proposal 3: Ratification of Appointment of Independent Auditor. Therefore, if you do not provide voting instructions to your broker, bank, trustee or other nominee, they may vote your shares only on Proposal 3.
Your vote is important. We urge you to vote, or to instruct your broker, bank, trustee or other nominee how to vote, your shares on all matters before the Annual Meeting. For more information regarding the effect of abstentions and broker non-votes on the outcome of a vote, please see “How does our Board recommend that I vote my shares and what vote is required for approval of each proposal at the Annual Meeting?” and “If I submit my proxy, how will my shares of common stock be voted?” below.
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Frequently Asked Questions
How does our Board recommend that I vote my shares and what vote is required for approval of each proposal at the Annual Meeting?
Proposal	Board Recommendation	Available Voting Options	Voting Approval Standard	Effect of an Abstention	Effect of a Broker Non-Vote
1 Election of directors	FOR each of the seven nominees	FOR, AGAINST or ABSTAIN, with respect to each nominee	A nominee who receives a majority of all votes cast FOR such nominee is elected as a director	No Effect	No Effect
2 Advisory approval of executive compensation	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	No Effect
3 Ratification of appointment of independent auditor	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	Not Applicable
If I submit my proxy, how will my shares of common stock be voted?
How do you hold your shares?	How your shares will be voted if you specify how to vote:	How your shares will be voted if you do not specify how to vote:
Stockholder of Record (your shares are registered in your name)	The named proxy holders will vote your shares as you direct on the proxy card.	The named proxy holders will vote as recommended by our Board. In the case of Proposal 1, that means your shares will be voted FOR each director nominee. In the case of Proposals 2 and 3, that means your shares will be voted FOR each proposal.
Beneficial Owner (your shares are held in “street name”)	Your broker, bank, trustee or other nominee will vote your shares as you direct them to.	Your broker, bank, trustee or other nominee may use its discretion to vote only on items deemed by the NYSE to be “routine,” such as Proposal 3: Ratification of Appointment of Independent Auditor. For non-routine items, such as Proposals 1 and 2, your shares will be considered “uninstructed” and result in a broker non-vote.
Can I change my vote after submitting my proxy?
You may change your vote at any time before the proxy is exercised. If you are a holder of record of our common stock and you voted by mail, you may revoke your proxy at any time before it is voted at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by voting via the Internet during the virtual Annual Meeting or by giving written notice of such revocation to the Secretary. If you voted by Internet or telephone, you may also change your vote with a timely and valid later-dated Internet or telephone vote, as the case may be, or by voting via the Internet during the Annual Meeting. Attendance at the virtual Annual Meeting will not have the effect of revoking a proxy unless (i) you give proper written notice of revocation to the Secretary before the proxy is exercised or (ii) you vote online during the Annual Meeting.
Notices of revocation of proxies should be sent to Granite Point Mortgage Trust Inc., Attention: Michael J. Karber, Vice President, General Counsel and Secretary, 1114 Avenue of the Americas, Suite 3020, New York, New York 10036.
2026 PROXY STATEMENT / 83

Frequently Asked Questions
Who will count the votes?
Broadridge Financial Solutions, Inc., our independent proxy tabulator, will count the votes.
Where can I find the voting results of the Annual Meeting?
We plan to publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
How can I attend the Annual Meeting?
The Annual Meeting will be conducted virtually via the Internet on Thursday, June 4, 2026. You can attend the meeting by logging in to www.virtualshareholdermeeting.com/GPMT2026 and following the instructions provided on your Notice of Internet Availability of Proxy Materials. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are present when the meeting starts. Only stockholders who own shares of our common stock as of the record date, April 6, 2026, and who log on with their 16-digit control number may submit questions and vote at the Annual Meeting. Attendees who do not enter a valid 16-digit control number may listen to the Annual Meeting but may not ask a question or vote. You may still virtually attend the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
How can I submit questions for the Annual Meeting?
You may submit questions prior to the meeting at www.proxyvote.com or during the meeting by logging in to www.virtualshareholdermeeting.com/GPMT2026. Only attendees who log on with their 16-digit control number may submit questions at the Annual Meeting. Questions pertinent to matters to be acted upon at the Annual Meeting, as well as appropriate questions regarding the business and operations of the Company, will be answered during the Annual Meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question-and-answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.
What is householding?
We may send a single Notice of Internet Availability of Proxy Materials, as well as other stockholder communications, to any household at which two or more stockholders reside unless we receive other instructions from you. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs, and conserve natural resources. If your Notice of Availability is being householded and you wish to receive multiple copies of the Notice of Availability, or if you are receiving multiple copies and would like to receive a single copy, you may contact:
Broadridge Financial Solutions, Inc.
Householding Department
51 Mercedes Way
Edgewood, New York 11717
1-866-540-7095
If you participate in householding and would like to receive a separate copy of our Annual Report on Form 10-K, Notice of Availability or proxy statement, please contact Broadridge in the manner described above. Broadridge will deliver the requested documents to you promptly upon receipt of your request.
Who pays for the cost of proxy preparation and solicitation?
We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our common stock. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors and officers may solicit proxies by telephone, electronic transmission and personally. Our directors and officers will not receive any special compensation for such services. We have retained Alliance Advisors, LLC, to assist in the solicitation of proxies for the Annual Meeting for a fee of $17,000, plus associated costs and expenses.
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Frequently Asked Questions
Who can help answer my questions?
If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, please contact our Investor Relations department at our principal executive office:
Granite Point Mortgage Trust Inc.
Attention: Investor Relations
1114 Avenue of the Americas, Suite 3020
New York, New York 10036
Phone 212-364-5500
Email: investors@gpmtreit.com
2026 PROXY STATEMENT / 85

Appendix A – Definitions and Calculation of Non-GAAP Measures
Appendix A – Definitions and Calculation of Non-GAAP Measures

Calculation of Non-GAAP Measures Used in CD&A
Certain financial measures we use to determine executive compensation are non-GAAP measures. These measures are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and they may differ from the non-GAAP financial measures reported by other companies. See below for information about how these measures were calculated.
CHANGE IN BOOK VALUE PER COMMON SHARE
The following table provides a reconciliation of GAAP stockholders’ equity to Change in Book Value per Common Share from the year ended December 31, 2024, to the year ended December 31, 2025:
(in thousands, except share data)	December 31, 2025	December 31, 2024
Stockholders’ equity	$552,687	$619,092
7.00% Series A cumulative redeemable preferred stock liquidation preference	$(205,738)	$(205,738)
Common stockholders’ equity (A, B)	$346,949	$413,354
Shares:
Common stock	47,563,643	48,801,690
Restricted stock	—	—
Total outstanding	47,563,643	48,801,690
Book value per share of common stock (C, D)	$7.29	$8.47
Dollar change in book value per common share (E = C – D)	$(1.18)
Percentage change in book value per common share (F = E / D)	(13.9)%
DISTRIBUTABLE EARNINGS (LOSS) AND “RUN-RATE” ROAE
Distributable Earnings (Loss) Definition and Significance
Beginning with our Annual Report on Form 10-K for the year ended December 31, 2020, and for all subsequent reporting periods ending on or after December 31, 2021, we have elected to present Distributable Earnings (Loss), a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings (Loss) replaces our prior presentation of Core Earnings with no changes to the definition. For reporting purposes, we define Distributable Earnings (Loss) as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income (loss) for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income (loss) for such period); and (iv) certain non-cash items and one-time expenses.
Distributable Earnings (Loss) may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings (Loss) only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments.
2026 PROXY STATEMENT / A-1

Appendix A – Definitions and Calculation of Non-GAAP Measures
We use Distributable Earnings (Loss) to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings (Loss) is intended to serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings (Loss) is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings (Loss) on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall operating performance of our business.
While Distributable Earnings (Loss) excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings (Loss) if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings (Loss) will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan.
During the year ended December 31, 2025, we recorded provision for credit losses of $(27.5) million, which has been excluded from Distributable Earnings (Loss), consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced above. During the year ended December 31, 2025, we recorded $(7.8) million in depreciation and amortization on REO and related intangibles, which has been excluded from Distributable Earnings (Loss) consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced above. During the year ended December 31, 2025, we recorded $(6.8) million in impairment loss on REO, which has been excluded from Distributable Earnings (Loss) consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced above.
During the year ended December 31, 2025, we resolved five senior loans with an aggregate principal balance of $278.5 million secured by two office properties, one multifamily student housing property, one hotel property, and one mixed-use retail and office property. All of the loans had been considered collateral-dependent and had previously been placed on nonaccrual status as of December 31, 2024. In connection with the resolutions, we incurred write-offs of $(80.1) million. Additionally, we incurred an additional write-off of $(0.4) million on one loan that was previously resolved. These realized losses have been included in Distributable Earnings (Loss) pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced above.
Distributable Earnings (Loss) does not represent net income (loss) or cash flow from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings (Loss) may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings (Loss) may not be comparable to the Distributable Earnings (Loss) reported by other companies.
Distributable Earnings (Loss) Before Realized Gains and Losses: For reporting purposes, we define Distributable Earnings (Loss) Before Realized Gains and Losses as Distributable Earnings (Loss) excluding realized losses or realized gains related to credit events, asset sales and similar developments within our Company’s portfolio or borrowings. We believe it is useful to our stockholders to present Distributable Earnings (Loss) Before Realized Gains and Losses to reflect our run-rate operating results as (i) our operating results are mainly comprised of net interest income earned on our loan investments net of our operating expenses, which comprise our ongoing operations, (ii) it helps our stockholders assess the overall run-rate operating performance of our business, and (iii) it has been a useful reference related to our common dividend as it is one of the factors we and our Board of Directors consider when declaring the dividend.
A-2 / gpmtreit.com/investors

Appendix A – Definitions and Calculation of Non-GAAP Measures
“Run-Rate” ROAE Definition
“Run-Rate” ROAE is calculated as the ratio of (i) our Company’s Distributable Earnings (Loss) Before Realized Gains and Losses generated during the performance period, as reported in our Company’s publicly filed financial reports, to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period.
GAAP Reconciliation
The following table provides a reconciliation of GAAP net (loss) to common stockholders to Distributable Earnings (Loss) Before Realized Gains and Losses, Distributable (Loss) Earnings and “Run-Rate” ROAE for the year ended December 31, 2025:
($ in millions, except per share data)	2025
GAAP Net (Loss)	$(55.6)
Adjustments:
Provision for Credit Losses	$27.5
Depreciation and Amortization on Real Estate Owned	$7.8
Impairment Loss on Real Estate Owned	$6.8
(Gain) Loss on Sale of Real Estate Owned	$(0.3)
Non-Cash Equity Compensation	$6.6
Distributable Earnings (Loss) Before Realized Gains and Losses (G)	$(7.2)
Realized Losses on Write-Offs, Loan Sales and REO Conversions	$(80.5)
Realized Gain on REO Sale	$0.3
Accumulated Depreciation and Amortization on REO Sale	$(7.6)
Recoveries of Previous Write-Offs	$0.4
Distributable Earnings (Loss) (H)	$(94.6)
Basic Wtd. Avg. Common Shares	47,870,235
Distributable Earnings (Loss) Per Basic Share	$(1.98)
Distributable Earnings (Loss) Before Realized Gains and Losses Per Basic Share	$(0.15)
Average Common Stockholders’ Equity (I = (A+B)/2)	$380.2
“Run-Rate” ROAE (J = G/I)	(1.9)%
2026 PROXY STATEMENT / A-3

GRANITE POINT
MORTGAGE TRUST

1114 Avenue of the Americas, Suite 3020, New York,
NY 10036 212.364.5500 www.gpmtreit.com

GRANITE POINT MORTGAGE TRUST INC. 1114 AVENUE OF THE AMERICAS, SUITE 3020 NEW YORK, NY 10036 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 3, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GPMT2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51
Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V91732-P49473KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYGRANITE POINT MORTGAGE TRUST INC. The Board of Directors recommends you vote FOR the election of each director nominee listed in the following proposal:1. Election of DirectorsNominees:For Against Abstain1a.Tanuja M. Dehne!!!1b.Patrick G. Halter!!!1c.Stephen G. Kasnet!!!1d.Sheila K. McGrath!!!1e.Lazar Nikolic!!!1f.John A. Taylor!!!1g.Hope B. Woodhouse!!! The Board of Directors recommends you vote FOR proposals 2 and 3.2.To approve on an advisory basis the compensation of our named executive officers. 3.To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2026. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For Against Abstain! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.V91733-P49473GRANITE POINT MORTGAGE TRUST INC.Annual Meeting of StockholdersJune 4, 2026, 10:00 AM Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby authorizes and appoints John A. Taylor and Michael J. Karber, and each of them, as proxy holders, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held virtually on Thursday, June 4, 2026, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the advisory vote on executive compensation, FOR ratification of the independent auditor appointment, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable.The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Stockholders. Continued and to be signed on reverse side